EQUI-SELECT
                                      SERIES TRUST



























                                 SEMI-ANNUAL
                                   REPORT

                                JUNE 30, 1997
















































































The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts.


Equi-Select Series Trust
Semi-Annual Report
For the Period Ending June 30, 1997





                              Table of Contents


Letter to Contract Owners

Management's Discussion and Analysis

Equi-Select Series Trust Financial Statements
    Schedules of Investments
    Statements of Assets and Liabilities
    Statements of Operations
    Statements of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements
    Trustees and Executive Officers







































LETTER TO CONTRACT OWNERS

Dear Contract Owners:

We are pleased to present this Semi-Annual Report on behalf of the Equi-Select Series Trust (the "Trust").

The following report provides information about the performance and financial position of the portfolios in the Trust. Please note that individual portfolio returns reflect expenses associated with the portfolio, such as advisory, custodian, transfer agent, and legal fees. Benchmark returns (except the IBC Average and Lipper Balanced Fund Index) do not include these expenses. In general, the inclusion of a portfolio's expenses reduces its performance relative to its benchmark index.

The Trust continued to grow at a rapid pace. During the first half of 1997, net assets increased by $228 million to end the period at $522 million. This growth contributes to investment performance by reducing the impact of operating expenses. As net assets increase, the Trust obtains economies of scale on some of its operating expenses. All of the Trust's equity portfolios have experienced significant reductions in their expense ratios during 1997.

Equitable Investment Services, Inc. ("EISI") also ensures that expense levels are reasonable in each of the fixed income portfolios. During the first half of the year, EISI reimbursed some of the operating expenses of the Money Market, Mortgage-Backed Securities, International Fixed Income and Advantage Portfolios. These reimbursements improved the overall investment performance of these portfolios.

We are committed to providing quality products and service to contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.


Sincerely,




Paul R. Schlaack
President and Chief Executive Officer
Equitable Investment Services, Inc.
President, Chairman, and Principal Executive Officer
Equi-Select Series Trust













                           MONEY MARKET PORTFOLIO
                                JUNE 30, 1997

The Money Market Portfolio (the "Portfolio") seeks to achieve maximum current income, consistent with the preservation of capital and the maintenance of liquidity. During the first six months of 1997, the Portfolio had a total return of 2.43%. The IBC Average of All Taxable Money Market Funds was 2.46% over the same period.

Money market rates exhibited considerable volatility during the first two quarters of the year. Although some of this volatility is attributed to actions taken by the Federal Reserve Board (the "Fed"), changing market expectations also had a strong influence on rates.

Economic growth accelerated during the fourth quarter of 1996 and the first quarter of 1997. On March 25, the Fed raised the Federal Funds rate by 25 basis points (.25%) because they were concerned about inflationary pressures. Investors had anticipated this action, and short-term interest rates had risen throughout the first quarter. The 3-month Treasury bill yield started the year at 5.15%, and finished the first quarter at 5.35%.

During the second quarter, economic data indicated that the economy was slowing down. Although there was no change in the Federal Funds rate, short-term interest rates declined from late-April through the end of the quarter. At the end of the second quarter, the yield on the 3-month Treasury bill was 5.15%.

Throughout the six-month period, the Portfolio invested primarily in high quality ("first tier") commercial paper. The Portfolio Manager responded to changes in the interest rate environment by reducing or extending the average maturity of the Portfolio.

A fairly conservative stance was maintained throughout the first half of the year. The average maturity of the Portfolio was between 60 and 70 days during January and February. In March, the average maturity was reduced to protect the Portfolio from the effects of rising interest rates. This strategy was followed until the end of the second quarter. As of June 30, 1997, the Portfolio had an average maturity of approximately 45 days.

At the end of the second quarter, the Portfolio Manager started to extend the average maturity of the Portfolio. This shift will position the Portfolio for an environment of stable or declining interest rates. This strategy may be modified if there are any significant changes in the economic outlook.

                                           Equitable Investment Services, Inc.


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  4.93%

           Since Inception*        4.95%

* The Portfolio commenced operations on October 4, 1994.






  The following performance graph provides comparative cummulative total returns of the Money Market Portfolio versus the IBC Average of All Taxable Money Market Funds.

                                                   IBC Average of
                             Money Market        All Taxable Money
                              Portfolio             Market Funds

October 4, 1994                 $10,000                    $10,000
October 31, 1994                $10,029                    $10,035
November 30, 1994               $10,065                    $10,073
December 31, 1994               $10,106                    $10,114
January 31, 1995                $10,146                    $10,158
February 28, 1995               $10,186                    $10,204
March 31, 1995                  $10,231                    $10,251
April 30, 1995                  $10,276                    $10,298
May 31, 1995                    $10,321                    $10,345
June 30, 1995                   $10,366                    $10,393
July 31, 1995                   $10,411                    $10,439
August 31, 1995                 $10,455                    $10,485
September 30, 1995              $10,497                    $10,532
October 31, 1995                $10,542                    $10,578
November 30, 1995               $10,586                    $10,624
December 31, 1995               $10,631                    $10,670
January 31, 1996                $10,675                    $10,716
February 29, 1996               $10,714                    $10,757
March 31, 1996                  $10,756                    $10,801
April 30, 1996                  $10,796                    $10,843
May 31, 1996                    $10,838                    $10,886
June 30, 1996                   $10,880                    $10,929
July 31, 1996                   $10,924                    $10,974
August 31, 1996                 $10,968                    $11,019
September 30, 1996              $11,011                    $11,062
October 31, 1996                $11,055                    $11,108
November 30, 1996               $11,099                    $11,152
December 31, 1996               $11,145                    $11,198
January 31, 1997                $11,190                    $11,244
February 28, 1997               $11,231                    $11,285
March 31, 1997                  $11,277                    $11,332
April 30, 1997                  $11,322                    $11,378
May 31, 1997                    $11,369                    $11,426
June 30, 1997                   $11,416                    $11,473


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

Investment in the Money Market Portfolio (or in any other portfolio) is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.





            TOP TEN ISSUERS
     as a Percentage of Investments

Nestle Capital Corporation             4.9%

Schering Corporation                   4.8%

PHH Corporation                        4.8%

Kingdom of Sweden                      4.7%

Philip Morris Companies Inc.           4.6%

Goldman Sachs Group LP                 4.3%

Toronto Dominion Holdings              4.2%

Motorola Credit Corporation            4.2%

Transamerica Finance Group             4.0%

Eksportfinans A S                      3.9%






































                     MORTGAGE-BACKED SECURITIES PORTFOLIO
                                JUNE 30, 1997

The Mortgage-Backed Securities Portfolio ("the Portfolio") seeks to obtain a high current return, consistent with safety of principal. During the first six months of the year, the Portfolio had a total return of 2.88%. The Lehman Brothers Mortgage-Backed Securities Index had a total return of 3.92% over the same period.

Bond market yields increased early in the year because of surprisingly robust economic growth during the first quarter, upward pressure on wages, and the threat of higher inflation. All of this culminated in a 25 basis point (.25%) increase in the Federal Funds rate on March 25, with a continuing fear that the Federal Reserve Board (the "Fed") would raise rates two more times before the end of the summer.

Against this backdrop, bond yields climbed from 6.64% at the beginning of the year to a high of 7.17% on April 11. At the end of the first quarter, the Portfolio Manager positioned the Portfolio for a rising interest rate environment by reducing its effective maturity.

The interest rate environment changed significantly during the second quarter. The economy appeared to slow down, and inflationary pressures subsided. The Fed did not increase rates, and bond rates fell.

During the first half of the year, the Portfolio underperformed its benchmark index for two reasons. First, the Portfolio was positioned conservatively during the second quarter of the year. As bond rates declined, the Portfolio generated weaker returns because it had a shorter effective maturity than the benchmark index.

Second, approximately 30% of the Portfolio, on average, was invested in non-mortgage-related securities, mainly U.S. Treasury securities. These investments are held to ensure compliance with portfolio diversification requirements. During the first six months of the year, mortgage-backed securities produced higher returns than other investment-grade fixed income securities. The benchmark index produced higher returns because it only contains mortgage-backed securities.

At the end of the period, the Portfolio Manager extended the effective maturity of the Portfolio. This move will position the Portfolio for a flat or declining interest rate environment during the second half of the year. This positioning may be adjusted, however, if economic conditions change.

                                           Equitable Investment Services, Inc.



            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  7.37%

           Since Inception*        8.14%

* The Portfolio commenced operations on October 4, 1994.





  The following performance graph provides comparative cummulative total returns of the Mortgage-Backed Securities Portfolio versus the Lehman Brothers MBS Index.

                             Mortgage-Backed            Lehman
                                Securities             Brothers
                                Portfolio             MBS Index

October 4, 1994                      $10,000            $10,000
October 31, 1994                     $10,010             $9,994
November 30, 1994                     $9,982             $9,963
December 31, 1994                    $10,050            $10,043
January 31, 1995                     $10,254            $10,258
February 28, 1995                    $10,508            $10,519
March 31, 1995                       $10,534            $10,569
April 30, 1995                       $10,682            $10,719
May 31, 1995                         $11,040            $11,056
June 30, 1995                        $11,094            $11,119
July 31, 1995                        $11,093            $11,138
August 31, 1995                      $11,204            $11,254
September 30, 1995                   $11,289            $11,353
October 31, 1995                     $11,396            $11,454
November 30, 1995                    $11,520            $11,585
December 31, 1995                    $11,650            $11,730
January 31, 1996                     $11,718            $11,818
February 29, 1996                    $11,570            $11,719
March 31, 1996                       $11,492            $11,677
April 30, 1996                       $11,454            $11,645
May 31, 1996                         $11,408            $11,611
June 30, 1996                        $11,541            $11,771
July 31, 1996                        $11,571            $11,815
August 31, 1996                      $11,553            $11,815
September 30, 1996                   $11,740            $12,012
October 31, 1996                     $11,956            $12,247
November 30, 1996                    $12,127            $12,422
December 31, 1996                    $12,045            $12,358
January 31, 1997                     $12,103            $12,450
February 28, 1997                    $12,130            $12,491
March 31, 1997                       $12,012            $12,373
April 30, 1997                       $12,180            $12,571
May 31, 1997                         $12,280            $12,694
June 30, 1997                        $12,392            $12,842


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.










          DISTRIBUTION BY ISSUER
      as a Percentage of Investments


Fed. Home Loan Mortgage Corp.         31.5%

Fed. National Mortgage Assoc.         13.3%

Govt. National Mortgage Assoc.        26.1%

Country Wide Funding Corp.             5.3%

U.S. Treasuries                        6.4%

Short Term Investments                17.4%













































                      INTERNATIONAL FIXED INCOME PORTFOLIO
                                JUNE 30, 1997

The International Fixed Income Portfolio (the "Portfolio") seeks to provide a high total return. During the first six months of 1997, the Portfolio had a total return of -0.33%. The J. P. Morgan Global Government Bond Index (the "benchmark index") had a total return of -1.09% over the same period.

The Portfolio outperformed the benchmark index by 76 basis points (0.76%). Most of this excess performance is attributable to an overweight U.S. dollar currency position relative to the benchmark index. The U.S. dollar strengthened against the core European currencies, particularly at the beginning of the year. The Portfolio's U.S. dollar currency exposure has subsequently been brought into alignment with the benchmark index.

Overall exposure to the core European currencies was underweighted relative to the benchmark index. However, exposure to the British pound and the high yielding European currencies was kept close to the index. This was beneficial, as these currencies strengthened against the core European currencies.

Asset allocation decisions also made a small contribution to relative performance. Portfolio performance benefited from an overweight position in the United Kingdom and an underweight position in Japan.

Bond markets in the United Kingdom had strong performance during the first half of the year. Returns were also strong in the high yielding markets of Italy and Spain.

Performance of the Japanese bond market was disappointing. Nominal yields were very low, and higher interest rates were expected because of gradual economic recovery.

Duration strategy had a negative impact on relative performance. During the first quarter, the Portfolio's average duration was shorter than the benchmark index for defensive reasons. The Portfolio Manager believed that bond markets were vulnerable, after their strong performance in 1995 and 1996.

Bond markets continued to perform well because of slow economic growth, low inflation, and high levels of real yield. As the bond markets rallied, the Portfolio's shorter duration caused it to trail the benchmark index. The Portfolio's duration was subsequently adjusted to be longer than the benchmark index.

                                        Credit Suisse Asset Management Limited


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  4.57%

           Since Inception*        7.68%

* The Portfolio commenced operations on October 4, 1994.





  The following performance graph provides comparative cummulative total returns of the International Fixed Income Portfolio versus the JP Morgan Global Govt. Bond Index.

                              International             JP Morgan
                              Fixed Income            Global Govt.
                                Portfolio              Bond Index

October 4, 1994                     $10,000                 $10,000
October 31, 1994                    $10,120                 $10,196
November 30, 1994                   $10,074                 $10,068
December 31, 1994                   $10,101                 $10,091
January 31, 1995                    $10,267                 $10,295
February 28, 1995                   $10,454                 $10,561
March 31, 1995                      $10,672                 $11,098
April 30, 1995                      $10,813                 $11,275
May 31, 1995                        $11,101                 $11,589
June 30, 1995                       $11,102                 $11,661
July 31, 1995                       $11,202                 $11,716
August 31, 1995                     $11,187                 $11,396
September 30, 1995                  $11,286                 $11,652
October 31, 1995                    $11,412                 $11,767
November 30, 1995                   $11,562                 $11,898
December 31, 1995                   $11,697                 $12,046
January 31, 1996                    $11,710                 $11,922
February 29, 1996                   $11,619                 $11,853
March 31, 1996                      $11,588                 $11,835
April 30, 1996                      $11,634                 $11,791
May 31, 1996                        $11,629                 $11,803
June 30, 1996                       $11,712                 $11,906
July 31, 1996                       $11,815                 $12,125
August 31, 1996                     $11,840                 $12,176
September 30, 1996                  $11,947                 $12,243
October 31, 1996                    $12,149                 $12,485
November 30, 1996                   $12,358                 $12,664
December 31, 1996                   $12,288                 $12,575
January 31, 1997                    $12,130                 $12,260
February 28, 1997                   $12,078                 $12,176
March 31, 1997                      $11,942                 $12,083
April 30, 1997                      $11,873                 $12,015
May 31, 1997                        $12,148                 $12,298
June 30, 1997                       $12,247                 $12,438


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.










        DISTIBUTION BY COUNTRY
    as a Percentage of Investments

United States                       31.3%

Canada                               4.6%

Other Countries                     23.9%

United Kingdom                      12.5%

Denmark                              4.8%

Japan                                5.7%

Germany                             17.2%












































                                OTC PORTFOLIO
                                JUNE 30, 1997

The primary objective of the OTC Portfolio (the "Portfolio") is to seek to obtain long-term growth of capital. During the first six months of 1997, the Portfolio had a total return of 8.56%. The Russell 2000 Index had a total return of 10.20% over the same period.

The Portfolio had weak performance during the first quarter, but it rebounded sharply during the second quarter of the year. Performance during the second quarter was driven by a strong recovery in our technology and healthcare holdings.

The Portfolio Manager increased exposure to the technology sector after prices dropped in the first quarter of the year. Most technology companies performed well during the second quarter, including Cable Design Technologies Corp., Synopsis Inc., Gemstar International Group Ltd., Oracle Systems Corp., Edify Corp., Microsoft Corp., and Electronic Arts Inc.

Healthcare information stocks were very strong, including HCIA Inc., Transition Systems Inc., HPR Inc., Cerner Corp., and HBO & Co. Drug distribution companies like Rite Aid Corp. and Smith's Food & Drug Centers Inc. also had solid performance. In the nursing home industry, Mariner Health Group Inc. had exceptionally strong performance.

Franklin Resources Inc. had a strong second quarter. It is the Portfolio's largest position in the financial sector. Semiconductors performed well, as did recently purchased wireless holdings (Aerial Communications Inc. and United States Cellular Corp.).

Despite the overall strong performance, a number of technology issues did detract from performance. Ascend Communications Inc. fell 24%. Retailing companies were also a drag on performance. Gymboree Corp., Viking Office Products Inc. and Ann Taylor Stores Corp. all had negative returns. Two other disappointing holdings were Uromed Corp. and Spectrum Holobyte Inc.

At the end of the period, exposure to the technology sector was reduced. Exposure to the business services and financial sectors was increased.

                                      Massachusetts Financial Services Company


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  10.32%

           Since Inception*        22.76%

* The Portfolio commenced operations on October 4, 1994.











  The following performance graph provides comparative cummulative total returns of the OTC Portfolio versus the Russell 2000 Index.

                                 OTC                Russell 2000
                              Portfolio                 Index

October 4, 1994                 $10,000                    $10,000
October 31, 1994                $10,339                     $9,960
November 30, 1994               $10,153                     $9,557
December 31, 1994               $10,359                     $9,813
January 31, 1995                $10,182                     $9,689
February 28, 1995               $10,427                    $10,092
March 31, 1995                  $11,132                    $10,265
April 30, 1995                  $10,498                    $10,493
May 31, 1995                    $11,022                    $10,674
June 30, 1995                   $11,772                    $11,228
July 31, 1995                   $12,685                    $11,874
August 31, 1995                 $13,204                    $12,120
September 30, 1995              $13,308                    $12,336
October 31, 1995                $12,801                    $11,785
November 30, 1995               $13,335                    $12,280
December 31, 1995               $13,387                    $12,604
January 31, 1996                $13,515                    $12,590
February 29, 1996               $14,505                    $12,983
March 31, 1996                  $14,521                    $13,247
April 30, 1996                  $16,030                    $13,955
May 31, 1996                    $16,658                    $14,505
June 30, 1996                   $15,899                    $13,910
July 31, 1996                   $14,199                    $12,695
August 31, 1996                 $14,952                    $13,432
September 30, 1996              $16,006                    $13,957
October 31, 1996                $15,285                    $13,742
November 30, 1996               $15,990                    $14,308
December 31, 1996               $16,156                    $14,683
January 31, 1997                $16,828                    $14,976
February 28, 1997               $15,945                    $14,613
March 31, 1997                  $14,684                    $13,923
April 30, 1997                  $15,108                    $13,961
May 31, 1997                    $17,471                    $15,515
June 30, 1997                   $17,539                    $16,180


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.












        DISTRIBUTION BY INDUSTRY
    as a Percentage of Investments

Short Term Investments                 1.8%

Other Equity Securities               47.4%

Computer Software-Systems              6.1%

Broadcasting                           7.2%

Retail                                 7.8%

Drugs & Health Care Services           7.9%

Computer Software                     21.8%












































                             RESEARCH PORTFOLIO
                               JUNE 30, 1997

The Research Portfolio (the "Portfolio") seeks long-term growth of capital and future income. During the first six months of 1997, the Portfolio had a total return of 12.78%. The Standard & Poors 500 Index (the "benchmark index") had a total return of 20.61% over the same period.

The Portfolio's underperformance can be attributed to four sectors: energy, health care, retailing, and transportation. Although the Portfolio's positions in these sectors performed well during the period, they were unable to keep pace with the equivalent sectors in the benchmark index.

During the past six months, the Portfolio outperformed the benchmark index in the basic materials and utilities & communications sectors. Several companies in the chemicals industry produced strong returns, including E.I. DuPont De Nemours & Company, Praxair Inc., and Air Products & Chemicals Inc. These companies have achieved strong stock performance through focused cost savings efforts and the introduction of higher-margin products and services which complement their existing product lines.

During the six-month period, the Portfolio Manager increased exposure to the financial services sector. Slow economic growth and low inflation allowed select banks and insurance companies to flourish during the first half of 1997.

Exposure to the technology sector was also increased during the period. Several stocks in this sector made positive contributions to performance, including Microsoft Corp., Compuware Corp., Compaq Computer Corp., and Lucent Technologies Inc. These companies have developed strong competitive positions in their industries, and this has translated into successful stock performance. The earnings outlook for many technology companies remains strong.

The Portfolio remains underweighted in energy, autos & housing, and utilities & communications. The earnings outlook remains bleak for many of the companies in these sectors. Exposure to the leisure and transportation sectors was also reduced because of an uncertain profit picture.

                                      Massachusetts Financial Services Company



            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  23.23%

           Since Inception*        24.91%

* The Portfolio commenced operations on October 4, 1994.










  The following performance graph provides comparative cummulative total returns of the Research Portfolio versus the S&P 500 Index.

                              Research                 S&P 500
                              Portfolio                 Index

October 4, 1994                  $10,000                   $10,000
October 31, 1994                 $10,197                   $10,242
November 30, 1994                 $9,677                    $9,870
December 31, 1994                 $9,678                   $10,016
January 31, 1995                  $9,697                   $10,275
February 28, 1995                $10,069                   $10,675
March 31, 1995                   $10,381                   $10,990
April 30, 1995                   $10,559                   $11,313
May 31, 1995                     $10,930                   $11,764
June 30, 1995                    $11,306                   $12,037
July 31, 1995                    $12,002                   $12,436
August 31, 1995                  $12,029                   $12,468
September 30, 1995               $12,392                   $12,993
October 31, 1995                 $12,459                   $12,947
November 30, 1995                $12,890                   $13,515
December 31, 1995                $13,218                   $13,775
January 31, 1996                 $13,494                   $14,243
February 29, 1996                $14,082                   $14,376
March 31, 1996                   $14,090                   $14,514
April 30, 1996                   $14,664                   $14,728
May 31, 1996                     $15,142                   $15,107
June 30, 1996                    $14,925                   $15,165
July 31, 1996                    $14,148                   $14,495
August 31, 1996                  $14,591                   $14,801
September 30, 1996               $15,507                   $15,634
October 31, 1996                 $15,659                   $16,065
November 30, 1996                $16,565                   $17,278
December 31, 1996                $16,308                   $16,936
January 31, 1997                 $16,895                   $17,994
February 28, 1997                $16,806                   $18,135
March 31, 1997                   $15,863                   $17,390
April 30, 1997                   $16,563                   $18,428
May 31, 1997                     $17,721                   $19,550
June 30, 1997                    $18,392                   $20,426


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.












           TOP TEN INDUSTRIES
     as a Percentage of Investments

Computer Software                      7.9%

Insurance                              6.8%

Retail                                 5.9%

Aerospace                              4.9%

Finance & Banking                      4.8%

Drugs & Health Care Services           4.5%

Electronics                            4.2%

Chemicals                              3.8%

Consumer Goods & Services              3.8%

Financial Services                     3.6%






































                             TOTAL RETURN PORTFOLIO
                                 JUNE 30, 1997

The Total Return Portfolio (the "Portfolio") seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. During the first six months of 1997, the Portfolio had a total return of 11.09%. The Lipper Balanced Fund Index had a total return of 11.15% over the same period.

In selecting stocks for the Portfolio, the Portfolio Manager searches for companies that are expected to have stable earnings growth. He seeks to pay a price for those securities that is low relative to the rest of the market. During the period, the Portfolio Manager believed that stocks in the financial services and industrial goods & services sectors had these characteristics. Both of these sectors had strong performance.

The performance of aerospace and defense stocks has been disappointing, in part because the market is beginning to fear the industry is in for a period of slow growth. The Portfolio Manager, however, continues to believe these companies can continue to produce solid earnings over the long term.

Another disappointment came in the utility sector. The pace of deregulation continues to pick up, bringing uncertainty and placing lower values on the sector.

The Portfolio continues to be underweighted in the technology and the consumer nondurable goods sectors. While there are many fine companies in both of these sectors, the Portfolio Manager doesn't think their valuations have been compelling in recent months.

The Portfolio's asset allocation remains conservative. At the end of June, 57% of the portfolio was invested in stocks, preferred stocks, and convertible bonds. Bonds represented 33% of the Portfolio, with two-thirds in the corporate sector and one-third in U.S. Treasury securities. Over the six-month period, the average duration of the bond component was approximately
5.4 years.

The Portfolio Manager has maintained a conservative equity posture because, in his view, equity securities are not cheap by historical standards. Given where equity valuations are today, he feels comfortable with the current composition of the Portfolio. However, if the stock market experiences a correction, he would be looking to buy additional stocks.

                                      Massachusetts Financial Services Company


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  20.71%

           Since Inception*        17.34%

* The Portfolio commenced operations on October 4, 1994.







  The following performance graph provides comparative cummulative total returns of the Total Return Portfolio versus the Lipper Balanced Fund Index.


                         Total Return         Lipper Balanced
                          Portfolio              Fund Index

October 4, 1994              $10,000                   $10,000
October 31, 1994             $10,073                   $10,051
November 30, 1994             $9,742                    $9,817
December 31, 1994             $9,853                    $9,911
January 31, 1995              $9,978                   $10,034
February 28, 1995            $10,196                   $10,327
March 31, 1995               $10,349                   $10,509
April 30, 1995               $10,568                   $10,706
May 31, 1995                 $10,935                   $11,049
June 30, 1995                $11,019                   $11,245
July 31, 1995                $11,149                   $11,482
August 31, 1995              $11,266                   $11,572
September 30, 1995           $11,588                   $11,848
October 31, 1995             $11,538                   $11,818
November 30, 1995            $11,990                   $12,186
December 31, 1995            $12,269                   $12,378
January 31, 1996             $12,492                   $12,601
February 29, 1996            $12,486                   $12,607
March 31, 1996               $12,635                   $12,654
April 30, 1996               $12,683                   $12,738
May 31, 1996                 $12,755                   $12,869
June 30, 1996                $12,837                   $12,911
July 31, 1996                $12,585                   $12,579
August 31, 1996              $12,764                   $12,777
September 30, 1996           $13,167                   $13,250
October 31, 1996             $13,474                   $13,531
November 30, 1996            $14,109                   $14,161
December 31, 1996            $13,949                   $13,988
January 31, 1997             $14,309                   $14,415
February 28, 1997            $14,462                   $14,469
March 31, 1997               $14,147                   $14,048
April 30, 1997               $14,544                   $14,471
May 31, 1997                 $15,085                   $15,063
June 30, 1997                $15,496                   $15,547



Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.










       DISTRIBUTION BY ASSET TYPE
     as a Percentage of Investments

Common Stock                          53.5%

Other Investments                      2.6%

Corporate Bonds                       17.6%

U.S. Treasury Securities               9.0%

Short-Term Investments                14.1%

Mortgage-Backed Securities             3.2%














































                             ADVANTAGE PORTFOLIO
                                JUNE 30, 1997

The Advantage Portfolio (the "Portfolio") seeks current income with a very low degree of share-price fluctuation. During the first six months of 1997, the Portfolio had a total return of 2.90%. The Salomon Brothers 1-Year Treasury Index (the "benchmark index") had a total return of 2.99% over the same period.

On March 25, the Federal Reserve Board (the "Fed") raised the Federal Funds rate by .25%. This move indicated that they were concerned about possible inflationary pressures. Financial markets anticipated this action, and investors prepared for at least two more rate increases by the Fed. Bond rates rose throughout the first quarter, and this had a negative impact on Portfolio returns. (As bond rates increase, bond prices decrease.)

During the second quarter, economic data indicated that the economy was slowing down, and inflation did not appear to be a threat. This information has allowed the Fed to remain on the sidelines. Bond rates fell during the second quarter, and this produced higher returns for the Portfolio.

The Portfolio Manager took a conservative stance during the first quarter of the year. He decreased the duration and increased the credit quality of the portfolio. In addition, floating rate notes were purchased as a hedge against increasing interest rates.

The Portfolio maintained this conservative stance through the end of April. This positioning was beneficial for most of the month, as rates increased. However, rates dropped sharply during the final days of April. During those few days, Portfolio returns trailed the returns of the benchmark index by a significant margin.

Since May, the Portfolio Manager has positioned the Portfolio for a flat or declining interest rate environment. The duration of the Portfolio has been extended. (Currently, the duration of the Portfolio is slightly longer than the benchmark index.) In addition, credit exposure has been extended to the Portfolio's allowable limits. If interest rates remain stable during the second half of the year, the Portfolio should produce strong returns relative to the benchmark index.

                                           Equitable Investment Services, Inc.


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                   5.89%

           Since Inception*         6.99%

* The Portfolio commenced operations on October 4, 1994.










  The following performance graph provides comparative cummulative total returns of the Advantage Portfolio versus the Salomon Brothers 1 Year Treasury Index.

                                                  Salomon Brothers
                              Advantage           1 Year Treasury
                              Portfolio                Index

October 4, 1994                 $10,000                   $10,000
October 31, 1994                $10,023                   $10,041
November 30, 1994               $10,063                   $10,035
December 31, 1994               $10,099                   $10,071
January 31, 1995                $10,105                   $10,172
February 28, 1995               $10,181                   $10,261
March 31, 1995                  $10,213                   $10,322
April 30, 1995                  $10,324                   $10,393
May 31, 1995                    $10,464                   $10,486
June 30, 1995                   $10,547                   $10,547
July 31, 1995                   $10,639                   $10,598
August 31, 1995                 $10,726                   $10,650
September 30, 1995              $10,797                   $10,697
October 31, 1995                $10,885                   $10,757
November 30, 1995               $10,958                   $10,822
December 31, 1995               $11,026                   $10,886
January 31, 1996                $11,130                   $10,956
February 29, 1996               $11,195                   $10,969
March 31, 1996                  $11,211                   $11,003
April 30, 1996                  $11,253                   $11,041
May 31, 1996                    $11,302                   $11,086
June 30, 1996                   $11,363                   $11,148
July 31, 1996                   $11,405                   $11,190
August 31, 1996                 $11,455                   $11,245
September 30, 1996              $11,527                   $11,320
October 31, 1996                $11,596                   $11,406
November 30, 1996               $11,656                   $11,464
December 31, 1996               $11,694                   $11,503
January 31, 1997                $11,759                   $11,560
February 28, 1997               $11,815                   $11,602
March 31, 1997                  $11,845                   $11,633
April 30, 1997                  $11,879                   $11,704
May 31, 1997                    $11,953                   $11,778
June 30, 1997                   $12,032                   $11,848


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.










       DISTRIBUTION BY ASSET TYPE
     as a Percentage of Investments

Corporate Bonds                       58.8%

Other Investments                      4.9%

Commercial Paper                      24.7%

U.S. Treasury Securities               4.5%

Govt. Agency Securities                7.1%
















































                          VALUE + GROWTH PORTFOLIO
                               JUNE 30, 1997

The objective of the Value + Growth Portfolio (the "Portfolio") is capital appreciation. During the first six months of 1997, the Portfolio had a total return of 15.31%. The Standard & Poors 500 Index had a total return of 20.61% over the same period.

The financial services, technology, and health care sectors are important components of the Portfolio. Each of these areas made positive contributions to performance during the six-month period.

In the financial services sector, banks and investment management firms generated strong returns. Exposure to this sector was increased during the second quarter, as interest rates stabilized and inflation remained low.

In the health care sector, HMOs, hospitals, pharmaceutical companies and medical service firms produced the strongest returns. The Portfolio Manager believes that HMOs and pharmaceutical companies will benefit from the aging of the U.S. population and the need to contain health care costs.

Although there was a market correction during the period, the technology sector still contributed positively to performance. The following industries provided the strongest returns: computer hardware and components, telecommunications equipment and services, and consumer technology. The Portfolio Manager believes that the growth rate in the technology sector is still healthy. He sees growth potential in the global wireless (cellular phone) business, and he believes that U.S. technology firms will benefit from this trend.

Intel Corp. is one of the largest holdings in the Portfolio. Intel announced disappointing second quarter revenues, but the Portfolio Manager believes the company still has strong growth potential. New technologies like MMX and the Pentium II should generate higher volume in the second half of 1997 and into 1998 as they are adopted by businesses.

Despite the positive overall contribution of the technology sector, several individual investments detracted from performance. Some banks and pharmaceutical companies also produced weak returns. Despite these disappointments, the Portfolio Manager remains committed to the large-scale trends that provide a long-term framework for the Portfolio.

                                                 Robertson, Stephens & Company
                                                   Investment Management, L.P.


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  30.21%

           Since Inception*        25.77%

* The Portfolio commenced operations on April 1, 1996.







  The following performance graph provides comparative cummulative total returns of the Value + Growth Portfolio versus the S&P 500 Index.

                            Value + Growth             S&P 500
                              Portfolio                 Index

April 1, 1996                     $10,000                 $10,000
April 30, 1996                    $10,488                 $10,147
May 31, 1996                      $10,670                 $10,409
June 30, 1996                     $10,227                 $10,448
July 31, 1996                      $9,644                  $9,987
August 31, 1996                   $10,033                 $10,198
September 30, 1996                $10,875                 $10,771
October 31, 1996                  $10,815                 $11,068
November 30, 1996                 $11,854                 $11,904
December 31, 1996                 $11,549                 $11,668
January 31, 1997                  $12,369                 $12,397
February 28, 1997                 $12,174                 $12,494
March 31, 1997                    $11,379                 $11,981
April 30, 1997                    $12,010                 $12,696
May 31, 1997                      $13,325                 $13,469
June 30, 1997                     $13,317                 $14,073


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.



         DISTRIBUTION BY INDUSTRY
      as a Percentage of Investments

Other Equity Securities                  40.1%

Computer Software                        14.0%

Semiconductors                           13.8%

Drugs & Health Care Services              9.2%

Financial Services                        8.2%

Computer Hardware                         7.6%

Telecommunications Equipment/Services     7.1%











                          GROWTH & INCOME PORTFOLIO
                                JUNE 30, 1997

The Growth & Income Portfolio (the "Portfolio") seeks long-term total return. During the first six months of 1997, the Portfolio had a total return of 9.21%. The Standard & Poors 500 Index (the "benchmark index") had a total return of 20.61% over the same period.

The underperformance of the Portfolio can be attributed to both asset allocation decisions and the performance of individual securities.

The Portfolio contains a number of convertible bonds and preferred stocks. The Portfolio Manager views these holdings, as well as the Portfolio's short positions, as risk management tools. They reduce the volatility of the Portfolio and protect against a market downturn. Although these holdings had positive overall performance during the second quarter, they did not perform as well as the stocks in the benchmark index.

A number of individual holdings had a negative impact on performance during the period. This included not only equity securities, but also some of the Portfolio's convertible bonds and short positions. The companies were located in a number of different industries, including transportation, telecommunications equipment and services, medical services, business services, precious metals, environmental services, and manufacturing.

Volatility in the energy services sector also hurt performance early in the year. The Portfolio had an overweighted position in this sector, and performance suffered when oil prices fell. These holdings, however, ended the second quarter with strong performances.

The transportation, retail and financial services sectors made a positive contribution to performance during the period. Financial service companies benefited from the low inflation and stable interest rates which prevailed during the first half of the year.

The Portfolio Manager maintains his long-term strategy of investing in stocks that he believes have a catalyst for growth, selling stocks if they fail to meet his fundamental performance standards, and using convertible bonds and preferred stocks to protect capital in the event of a market downturn.

                                                 Robertson, Stephens & Company
                                                   Investment Management, L.P.


            AVERAGE ANNUAL TOTAL RETURN

           1 Year                  24.08%

           Since Inception*        29.27%

* The Portfolio commenced operations on April 1, 1996.









  The following performance graph provides comparative cummulative total returns of the Growth & Income Portfolio versus the S&P 500 Index.

                           Growth & Income            S&P 500
                              Portfolio                Index

April 1, 1996                     $10,000                 $10,000
April 30, 1996                    $10,724                 $10,147
May 31, 1996                      $11,480                 $10,409
June 30, 1996                     $11,107                 $10,448
July 31, 1996                     $10,294                  $9,987
August 31, 1996                   $11,034                 $10,198
September 30, 1996                $11,742                 $10,771
October 31, 1996                  $11,848                 $11,068
November 30, 1996                 $12,504                 $11,904
December 31, 1996                 $12,619                 $11,668
January 31, 1997                  $13,047                 $12,397
February 28, 1997                 $12,764                 $12,494
March 31, 1997                    $12,314                 $11,981
April 30, 1997                    $12,183                 $12,696
May 31, 1997                      $13,314                 $13,469
June 30, 1997                     $13,781                 $14,073


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.



         DISTRIBUTION BY INDUSTRY
      as a Percentage of Investments

Other Equity Securities                  44.1%

Petroleum Services                       12.2%

Real Estate                               8.0%

Computer Software                         5.6%

Drugs & Health Care Services              5.5%

Telecommunications Equipment/Services     4.4%

Other Investments                        20.2%











                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
U.S. GOVERNMENT AGENCY SECURITIES - 1.1%
 GOVERNMENT AGENCY - 1.1%
  Federal Farm Credit Bank
    5.290%, 10/21/1997                                    $155,000     $152,449
  Federal National Mortgage Association
    5.490%, 10/07/1997                                     190,000      187,161
                                                                    ------------
  TOTAL U.S. GOVERNMENT AGENCY
  SECURITIES - (Cost $339,610)                                          339,610


SHORT TERM INVESTMENTS - 94.9%
 COMMERCIAL PAPER - 94.9%
 AGRICULTURAL PRODUCTS - 2.0%
  Cargill Incorporated
    5.540%, 07/03/1997                                     639,000      638,803

 AUTOMOBILES - 6.7%,
  Daimler Benz North America,
    5.260%, 08/04/1997                                   1,000,000      995,032
  Ford Motor Credit Company,
    5.320%, 08/01/1997                                   1,120,000    1,114,869
                                                                    ------------
                                                                      2,109,901

 BROKERAGE FIRMS - 4.1%
  Goldman Sachs Group LP
    5.500%, 07/07/1997                                   1,300,000    1,298,808

 CHEMICALS - 2.8%
  Dupont E I De Nemours & Company,
    5.500%, 07/17/1997                                     767,000      765,125
    5.310%, 07/21/1997                                     120,000      119,646
                                                                    ------------
                                                                        884,771

 COMPUTERS & BUSINESS EQUIPMENT - 2.0%
  IBM Credit Corporation
    5.530%, 08/18/1997                                     618,000      613,443

 CONSUMER GOODS & SERVICES - 4.4%
  Philip Morris Companies Incorporated
    5.550%, 07/24/1997                                   1,393,000    1,388,061




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
 COMMERCIAL PAPER (CONTINUED)
 DRUGS & HEALTH CARE SERVICES - 4.6%
  Schering Corporation,
    5.310%, 07/22/1997                                    $650,000     $647,987
    5.530%, 09/09/1997                                     815,000      806,236
                                                                    ------------
                                                                      1,454,223

 ELECTRONICS - 7.6%
  Motorola Credit Corporation
    5.500%, 09/04/1997                                   1,268,000    1,255,408
  Xerox Corporation
    5.570%, 08/11/1997                                   1,142,000    1,134,756
                                                                    ------------
                                                                      2,390,164

 FINANCIAL SERVICES - 22.2%
  American General Finance Corporation
    5.590%, 09/03/1997                                   1,113,000    1,101,939
  General Electric Capital Corporation
    5.620%, 07/23/1997                                   1,150,000    1,146,050
  Household Finance Corporation
    5.570%, 07/10/1997                                   1,032,000    1,030,563
  Nestle Capital Corporation
    5.470%, 10/09/1997                                   1,500,000    1,477,208
  Pitney Bowes Credit Corporation
    5.220%, 07/21/1997                                      25,000       24,928
    5.520%, 08/21/1997                                     933,000      925,704
  Toronto Dominion Holdings,
    5.580%, 12/23/1997                                   1,300,000    1,264,738
                                                                    ------------
                                                                      6,971,130

 FOREIGN - 4.8%
  Kingdom of Sweden,
    5.310%, 07/29/1997                                     623,000      620,427
    5.600%, 12/05/1997                                     816,000      796,072
                                                                    ------------
                                                                      1,416,499

 FOREST PRODUCTS - 2.5%
  Weyerhaeuser Company,
    5.540%, 08/06/1997                                     785,000      780,651




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
 COMMERCIAL PAPER (CONTINUED)
 INSURANCE - 3.8%
  Transamerica Finance Group Incorporated
    5.330%, 07/15/1997                                  $1,200,000   $1,197,513

 LEISURE TIME - 4.9%
  Disney (Walt) Company
    5.310%, 07/14/1997                                     900,000      898,274
  Harley Davidson
    5.630%, 07/09/1997                                     637,000      636,203
                                                                    ------------
                                                                      1,534,477

 MANUFACTURING - 3.2%
  Allied Signal Incorporated
    5.490%, 07/01/1997                                   1,000,000    1,000,000

 MORTGAGE BANKING - 4.6%
  PHH Corporation
    5.570%, 07/21/1997                                   1,450,000    1,445,513

 NONDEPOSITORY INSTITUTION - 3.8%
  Eksportfinans A S
    5.530%, 07/24/1997                                     558,000      556,029
    5.650%, 07/28/1997                                     630,000      627,330
                                                                    ------------
                                                                      1,183,359

 RETAIL - 3.1%
  Toys R Us, Incorporated
    5.500%, 07/02/1997                                     975,000      974,851

 SECURITY AND COMMODITY BROKERS - 2.8%
  Merrill Lynch & Company Incorporated,
    5.720%, 09/02/1997                                     895,000      886,041

 TELEPHONE - 5.3%
  American Telephone & Telegraph Company,
    5.430%, 07/02/1997                                     134,000      133,980
    5.260%, 07/22/1997                                     517,000      515,413
  Bell Atlantic Network Funding,
    5.500%, 07/08/1997                                   1,000,000      998,931
                                                                    ------------
                                                                      1,648,324
                                                                    ------------


See accompanying notes
                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $29,816,532)                                              $29,816,532
                                                                    ------------


  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE
  - (Cost $30,156,142) - 96.0%                                      $30,156,142
  OTHER ASSETS LESS LIABILITIES - 4.0%                                1,244,147
                                                                    ------------
  NET ASSETS - 100.0%                                               $31,400,289
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.


See accompanying notes.






























                       EQUI-SELECT SERIES TRUST
                 MORTGAGE-BACKED SECURITIES PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
MORTGAGE PASS-THROUGHS - 5.3%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
  Country Wide Funding Corporation,
    Mortgage Certificate 1995-4, Class A-4
    7.500%, 11/25/2025                                    $700,000     $707,766
                                                                    ------------
  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $702,297)                                                     707,766

U.S. GOVERNMENT AND AGENCY SECURITIES - 76.9%
 MORTGAGE-BACKED OBLIGATIONS - 70.6%
  Federal Home Loan Mortgage Corporation
    7.000%, 10/01/2010                                     830,936      832,058
    6.500%, 04/01/2011                                     484,477      477,209
    7.500%, 04/01/2011                                     444,206      451,353
    7.000%, 06/01/2024                                      65,716       64,854
    7.000%, 07/01/2024                                     188,285      185,815
    7.000%, 08/01/2024                                     598,217      589,806
    9.000%, 09/01/2024                                     492,109      520,593
    9.000%, 01/01/2025                                     553,345      585,622
    8.000%, 09/01/2026                                     488,579      500,549
  Federal National Mortgage Association
    6.500%, 01/01/2024                                     391,560      376,877
    6.500%, 02/01/2024                                     311,577      299,893
    6.500%, 06/01/2024                                     212,099      204,145
    8.000%, 04/01/2025                                     448,074      458,993
    8.500%, 12/01/2025                                     426,794      443,063
  Government National Mortgage Association
    6.000%, 12/15/2008                                     230,505      224,309
    6.000%, 01/15/2009                                     212,292      206,586
    8.000%, 05/15/2017                                     500,110      518,519
    8.000%, 06/15/2017                                     199,195      206,527
    8.000%, 07/15/2017                                      98,302      101,921
    7.500%, 01/15/2024                                     356,579      358,918
    7.000%, 03/15/2026                                     456,575      448,156
    7.000%, 03/15/2026                                     495,810      486,667
    8.500%, 07/15/2026                                     442,811      460,107
    9.000%, 12/15/2026                                     459,907      486,062
                                                                    ------------
                                                                      9,488,602

 U.S. TREASURIES - 6.3%
  United States Treasury Bond
    11.625%, 11/15/2004                                    660,000      855,109
                                                                    ------------


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                 MORTGAGE-BACKED SECURITIES PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  TOTAL U.S. GOVERNMENT AND AGENCY
  SECURITIES - (Cost $10,219,785)                                   $10,343,711


SHORT TERM INVESTMENTS - 17.3%
 INVESTMENT COMPANY - 3.1%
  Merrill Lynch Governmental Fund,
    5.320% *                                              $418,181      418,181

 U.S. GOVERNMENT AND AGENCY SECURITIES - 14.2%
  Federal Farm Credit Bank Consolidated Discount Note
    5.400%, 07/02/1997                                     705,000      704,894
    5.450%, 07/02/1997                                      55,000       54,992
    5.410%, 07/07/1997                                      20,000       19,982
    5.300%, 08/11/1997                                      25,000       24,849
  Federal Home Loan Bank Consolidated Discount Note
    5.410%, 07/09/1997                                     795,000      794,044
    5.390%, 07/23/1997                                     310,000      308,979
                                                                    ------------
                                                                      1,907,740
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $2,325,921)                                                 2,325,921
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $13,248,003) - 99.5%                    $13,377,398
  OTHER ASSETS LESS LIABILITIES - 0.5%                                   66,288
                                                                    ------------
  NET ASSETS - 100.0%                                               $13,443,686
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

* The interest rate shown reflects the rate in effect on June 30, 1997









See accompanying notes.
                       EQUI-SELECT SERIES TRUST
                 INTERNATIONAL FIXED INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
GOVERNMENT BONDS - 97.7% (AUD)
 AUSTRALIA - 3.5%
  Commonwealth of Australia
    6.750%, 11/15/2006                                    $550,000     $408,401

 CANADA - 4.5% (CAD)
  Government of Canada
    7.000%, 12/01/2006                                     700,000      531,735

 DENMARK - 4.6% (DKK)
  Kingdom of Denmark
    7.000%, 12/15/2004                                   3,400,000      547,798

 FRANCE - 4.5% (FRF)
  Government of France
    7.000%, 10/12/2000                                   2,000,000      370,276
  Obligation Assimilable du Tresor
    5.500%, 04/25/2004                                     900,000      156,440
                                                                    ------------
                                                                        526,716

 GERMANY - 16.8% (DEM)
  Bundesrepublik
    6.750%, 07/15/2004                                     500,000      311,049
  German Federal Republic
    5.750%, 05/28/1999                                   1,500,000      894,714
    5.125%, 11/21/2000                                     875,000      517,525
    5.250%, 02/21/2001                                     150,000       88,988
    6.000%, 01/05/2006                                     300,000      176,652
                                                                    ------------
                                                                      1,988,928

 ITALY - 4.4% (ITL)
  Republic of Italy
    10.500%, 04/01/2000                                300,000,000      194,820
    6.250%, 03/01/2002                                 250,000,000      147,625
    10.000%, 08/01/2003                                250,000,000      171,367
                                                                    ------------
                                                                        513,812
 JAPAN - 5.5% (JPY)
  Japan Government
    2.600%, 03/20/2007                                  75,000,000      654,618





See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                 INTERNATIONAL FIXED INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
GOVERNMENT BONDS (CONTINUED)
 NETHERLANDS - 4.5% (NLG)
  Dutch Government
    6.000%, 01/15/2006                                  $1,000,000     $526,012

 SPAIN - 2.3% (ESP)
  Government of Spain
    7.900%, 02/28/2002                                  37,000,000      274,907

 SWEDEN - 4.3% (SEK)
  Kingdom  of Sweden
    6.000%, 02/09/2005                                   1,000,000      126,326
    6.500%, 10/25/2006                                   3,000,000      385,263
                                                                    ------------
                                                                        511,589

 UNITED KINGDOM - 12.2% (GBP)
  U.K. Treasury
    7.000%, 06/07/2002                                     350,000      581,398
    7.500%, 12/07/2006                                     500,000      854,508
                                                                    ------------
                                                                      1,435,906

 UNITED STATES - 30.6% (USD)
  United States Treasury Note
    6.125%, 09/30/2000                                     150,000      149,297
    5.500%, 12/31/2000                                     500,000      487,266
    7.250%, 08/15/2004                                   1,000,000    1,042,188
    7.000%, 07/15/2006                                   1,200,000    1,234,312
    6.500%, 10/15/2006                                     700,000      696,828
                                                                    ------------
                                                                      3,609,891
                                                                    ------------

  TOTAL GOVERNMENT BONDS
  - (Cost $11,679,293)                                               11,530,313
                                                                    ------------










See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                 INTERNATIONAL FIXED INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
TOTAL INVESTMENTS - (Cost $11,679,293) - 97.7%                      $11,530,313
  OTHER ASSETS LESS LIABILITIES - 2.3%                                  275,910
                                                                    ------------
  NET ASSETS - 100.0%                                               $11,806,223
                                                                    ============


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.


GLOSSARY OF TERMS
----------------------------------------------------
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - Deutsche Mark
DKK - Danish Kroner
ESP - Spanish Peseta
FRF - French Franc
GBP - Great British Pound
ITL - Italian Lira
JPY - Japanese Yen
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar




















See accompanying notes.
                       EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 98.1%
 BROADCASTING - 7.2%
  Cox Communications Incorporated New, (a)                   3,100      $74,400
  Gemstar International Group, Limited, (a)                195,923    3,600,085
  Heritage Media Corporation, (a)                           54,800    1,034,350
  Lin Television Corporation, (a)                           13,000      573,625
  U.S. West Incorporated, (a)                                5,600      113,400
                                                                    ------------
                                                                      5,395,860

 BUSINESS SERVICES - 4.6%
  ADT Limited, (a)                                          47,800    1,577,400
  HCIA Incorporated, (a)                                    55,800    1,869,300
  Pierce Leahy Corporation, (a)                                500        9,000
                                                                    ------------
                                                                      3,455,700

 CHEMICALS - 0.4%
  Cambrex Corporation                                        7,600      302,100

 COMPUTER HARDWARE - 1.5%
  Quantum Corporation, (a)                                  47,200      958,750
  Seagate Technology, (a)                                    4,200      147,788
                                                                    ------------
                                                                      1,106,538

 COMPUTER SOFTWARE - 21.8%
  Activision Incorporated New, (a)                          11,000      158,125
  BDM International Incorporated, (a)                       16,100      370,300
  Cadence Design Systems Incorporated, (a)                  53,620    1,796,270
  Computer Associates International Incorporated             7,500      417,656
  DST Systems Incorporated Delaware, (a)                     9,200      306,475
  Edify Corporation, (a)                                   173,200    2,554,700
  Electronic Arts Incorporated, (a)                         41,400    1,392,075
  Genesys Telecommunications Laboratory, (a)                   100        2,775
  HPR Incorporated, (a)                                     38,200      706,700
  Microsoft Corporation, (a)                                 9,900    1,251,112
  Oracle Systems Corporation, (a)                           53,600    2,700,100
  Pure Atria Corporation, (a)                               18,800      265,550
  Spectrum Holobyte Incorporated, (a)                      242,700    1,183,163
  Synopsys Incorporated, (a)                                65,750    2,416,312
  Transition Systems Incorporated, (a)                      44,900      816,619
                                                                    ------------
                                                                     16,337,932




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE - SYSTEMS - 6.1%
  Adobe Systems Incorporated                                25,400     $890,587
  Aris Corporation, (a)                                        200        4,375
  BMC Software Incorporated, (a)                            12,100      670,038
  Cerner Corporation, (a)                                    9,600      201,600
  Claremont Technology Group Incorporated, (a)              40,600      964,250
  Great Plains Software Incorporated, (a)                      100        2,700
  HBO & Company                                             13,000      895,375
  IDX Systems Corporation, (a)                              16,700      576,150
  RWD Technologies Incorporated, (a)                           100        1,725
  Technology Solutions Company, (a)                          9,800      387,100
                                                                    ------------
                                                                      4,593,900

 CONSUMER GOODS & SERVICES - 0.0%
  800 Junior Cigar Incorporated, (a)                           200        4,150

 DATA PROCESSING - 0.2%
  Affiliated Computer Services Incorporated, (a)             6,300      176,400

 DIVERSIFIED - 1.0%
  Keystone International Incorporated                       21,400      742,313

 DOMESTIC OIL - 0.3%
  Carbo Ceramics Incorporated                                7,400      201,650

 DRUGS & HEALTH CARE SERVICES - 7.9%
  AmeriSource Health Corporation, (a)                       19,600      977,550
  Apache Medical Systems Incorporated, (a)                  25,700      195,962
  Health Management Associates Incorporated, (a)             8,000      228,000
  Mariner Health Group Incorporated, (a)                   157,100    2,425,231
  Regency Health Services, (a)                               8,100      124,538
  Renal Treatment Centers Incorporated, (a)                 11,500      309,062
  Safeguard Health Enterprises, (a)                         10,300      109,438
  Trigon Healthcare Incorporated, (a)                       26,500      642,625
  Uromed Corporation, (a)                                  256,500      897,750
                                                                    ------------
                                                                      5,910,156

 ELECTRICAL EQUIPMENT - 5.5%
  Cable Design Technologies Corporation, (a)                85,600    2,519,850
  Kulicke & Soffa Industries Incorporated, (a)              48,800    1,584,475
                                                                    ------------
                                                                      4,104,325



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 ELECTRONICS - 3.3%
  Actel Corporation, (a)                                    21,200     $361,725
  Analog Devices Incorporated, (a)                          22,500      597,656
  Atmel Corporation, (a)                                     8,100      226,800
  Intel Corporation                                          4,600      652,338
  KLA Instruments Corporation, (a)                          10,600      516,750
  LSI Logic Corporation, (a)                                 4,400      140,800
                                                                    ------------
                                                                      2,496,069

 ENTERTAINMENT - 0.3%
  Harrahs Entertainment Incorporated, (a)                   13,900      253,675

 FINANCE & BANKING - 1.7%
  Compass Bancshares Incorporated                           12,700      427,037
  First Hawaiian Incorporated                               12,200      416,325
  Onbancorp Incorporated                                     9,100      464,100
                                                                    ------------
                                                                      1,307,462

 FINANCIAL SERVICES - 3.3%
  Advanta Corporation, Class B                              13,600      485,350
  Delta Financial Corporation, (a)                             200        3,825
  Franklin Resources Incorporated                           27,600    2,002,725
                                                                    ------------
                                                                      2,491,900

 FOOD & BEVERAGES - 1.4%
  Earthgrains Company                                          700       45,894
  Smith's Food & Drug Centers Incorporated                  18,000      965,250
                                                                    ------------
                                                                      1,011,144

 FOOD PROCESSING - 0.9%
  McCormick & Company Incorporated                          27,200      686,800

 GAS EXPLORATION - 0.8%
  Apache Corporation                                        10,000      325,000
  Diamond Offshore Drilling Incorporated, (a)                3,000      234,375
  Snyder Oil Corporation                                       750       13,781
                                                                    ------------
                                                                        573,156





See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 HEALTH MAINTENANCE ORGANIZATIONS - 1.0%
  CRA Managed Care Incorporated, (a)                         5,300     $276,594
  United Healthcare Corporation                              9,489      493,428
                                                                    ------------
                                                                        770,022

 HOTELS & RESTAURANTS - 0.8%
  Applebees International Incorporated                      10,500      280,875
  Prime Hospitality Corporation, (a)                        13,300      262,675
  Promus Hotel Corporation, (a)                              2,100       81,375
                                                                    ------------
                                                                        624,925

 INDUSTRIAL MACHINERY - 0.8%
  AGCO Corporation                                           7,400      265,938
  Greenfield Industries Incorporated                        12,700      342,900
                                                                    ------------
                                                                        608,838

 INSURANCE - 1.3%
  Arm Financial Incorporated, (a)                              300        6,000
  Compdent Corporation, (a)                                 27,600      581,325
  Conseco Incorporated                                       8,900      329,300
  Hartford Life Incorporated, (a)                              600       22,500
                                                                    ------------
                                                                        939,125

 MEDICAL SUPPLIES - 4.4%
  Acuson Corporation, (a)                                   11,700      269,100
  Mentor Corporation                                        15,100      447,337
  Nellcor Puritan Bennett Incorporated                      24,100      436,813
  St Jude Medical Incorporated, (a)                         54,300    2,117,700
                                                                    ------------
                                                                      3,270,950

 MINING - 0.2%
  Southern Africa Minerals Corporation, (a)                368,500      146,765

 PETROLEUM SERVICES - 1.2%
  Cooper Cameron Corporation, (a)                            8,000      374,000
  Global Industries Incorporated, (a)                       15,400      359,734
  Hanover Compressor Company, (a)                              300        5,850
  National-Oilwell Incorporated, (a)                         2,600      149,500
  Santa Fe International Corporation, (a)                    1,100       37,400
                                                                    ------------
                                                                        926,484

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 POLLUTION CONTROL - 0.0%
  Waste Industries Incorporated, (a)                           200       $3,525

 RAILROADS & EQUIPMENT - 3.1%
  Kansas City Southern Industries Incorporated               7,800      503,100
  Wisconsin Central Transportation Corporation, (a)         47,900    1,784,275
                                                                    ------------
                                                                      2,287,375

 RETAIL - 7.8%
  Ann Taylor Stores Corporation, (a)                        21,000      409,500
  Gymboree Corporation, (a)                                 96,950    2,326,800
  Polo Ralph Lauren Corporation, (a)                         1,100       30,113
  Rite Aid Corporation                                      25,500    1,271,812
  Viking Office Products Incorporated, (a)                  94,400    1,793,600
                                                                    ------------
                                                                      5,831,825

 TELECOMMUNICATIONS - 3.9%
  Aerial Communications Incorporated, (a)                   73,300      623,050
  Airtouch Communications, (a)                              21,900      599,513
  Cascade Communications Corporation                        24,300      671,287
  Qwest Communications International Incorporated, (a)         400       10,900
  Rogers Communications Incorporated, Class B, (a)          58,000      358,875
  United States Cellular Corporation, (a)                   22,500      666,562
                                                                    ------------
                                                                      2,930,187

 TELECOMMUNICATION EQUIPMENT - 4.7%
  Ascend Communications Incorporated, (a)                   70,700    2,783,812
  Aspect Telecommunications Corporation, (a)                33,300      740,925
                                                                    ------------
                                                                      3,524,737

 TELEPHONE - 0.7%
  Telephone & Data Systems Incorporated                     14,100      534,919
                                                                    ------------


  TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS - (Cost $66,949,756)                                     73,550,907






See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS - 1.8%
 FEDERAL AGENCIES - 1.8%
  Federal Home Loan Mortgage Discount Notes
   5.500%, 07/01/1997                                   $1,350,000   $1,350,000
                                                                    ------------

  TOTAL SHORT TERM INVESTMENTS
  - (Cost $1,350,000)                                                 1,350,000
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $68,299,756) - 99.9%                    $74,900,907
  OTHER ASSETS LESS LIABILITIES - 0.1%                                   77,755
                                                                    ------------
  NET ASSETS - 100.0%                                               $74,978,662
                                                                    ============


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

(a) Non-income producing securities.

























See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 97.0%
 AEROSPACE - 5.0%
  General Dynamics Corporation                             11,700      $877,500
  Lockheed Martin Corporation                              22,500     2,330,156
  Newport News Shipbuilding Incorporated,                  59,500     1,156,531
  United Technologies Corporation                          38,500     3,195,500
                                                                   -------------
                                                                      7,559,687

 BROADCASTING - 1.0%
  Clear Channel Communications Incorporated, (a)           13,700       842,550
  Jacor Communications Incorporated, (a)                   17,900       684,675
                                                                   -------------
                                                                      1,527,225

 BUSINESS SERVICES - 2.3%
  Accustaff Incorporated, (a)                              26,600       630,088
  ADT Limited, (a)                                         28,500       940,500
  First Data Corporation                                   42,400     1,862,950
                                                                   -------------
                                                                      3,433,538

 CHEMICALS - 4.0%
  Air Products & Chemicals Incorporated                    27,200     2,210,000
  Du Pont, E I De Nemours & Company                        29,300     1,842,238
  Ferro Corporation                                        12,900       478,106
  Praxair Incorporated                                     25,200     1,411,200
                                                                   -------------
                                                                      5,941,544

 COMPUTER HARDWARE - 1.4%
  Compaq Computer Corporation, (a)                         21,700     2,153,725

 COMPUTER SOFTWARE - 8.1%
  Cadence Design Systems Incorporated, (a)                 27,700       927,950
  Computer Associates International Incorporated           26,850     1,495,209
  Compuware Corporation, (a)                               21,700     1,036,175
  DST Systems Incorporated Delaware, (a)                    8,600       286,488
  Electronic Arts Incorporated, (a)                        34,400     1,156,700
  Microsoft Corporation, (a)                               29,300     3,702,787
  Oracle Systems Corporation, (a)                          57,400     2,891,525
  Synopsys Incorporated, (a)                               18,200       668,850
                                                                   -------------
                                                                     12,165,684




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE - SYSTEMS - 3.3%
  Adobe Systems Incorporated                               25,500      $894,094
  BMC Software Incorporated, (a)                           22,900     1,268,087
  HBO & Company                                            25,000     1,721,875
  Sun Microsystems Incorporated, (a)                       21,600       803,925
  Sybase Incorporated, (a)                                 20,800       309,400
                                                                   -------------
                                                                      4,997,381

 CONGLOMERATES - 0.6%
  Wharf Holdings                                          209,000       906,432

 CONSUMER GOODS & SERVICES - 3.9%
  Gillette Company                                         30,100     2,851,975
  Philip Morris Cos Incorporated                           12,100       536,937
  Procter & Gamble Company                                 17,100     2,415,375
                                                                   -------------
                                                                      5,804,287

 COSMETICS & TOILETRIES - 1.3%
  Lauder Estee Companies Incorporated                      18,500       929,625
  Revlon Incorporated, (a)                                 20,500     1,062,156
                                                                   -------------
                                                                      1,991,781

 DIVERSIFIED - 1.0%
  Keystone International Incorporated                      42,100     1,460,344

 DRUGS & HEALTH CARE SERVICES - 4.6%
  Cardinal Health Incorporated                             11,900       681,275
  Healthsouth Corporation, (a)                             21,000       523,688
  Horizon Cms Halthcare Corporation,(a)                    39,900       800,494
  Integrated Health Services Incorporated                   8,100       311,850
  Novartis AG                                               1,256     2,007,879
  Pacificare Health Systems, (a)                           10,900       660,131
  Pacificare Health Systems, (a)                            1,400        89,425
  Tenet Healthcare Corporation, (a)                        28,900       854,356
  Uromed Corporation, (a)                                  55,300       193,550
  Vencor Incorporated, (a)                                 18,200       768,950
                                                                   -------------
                                                                      6,891,598

 ELECTRONICS - 4.4%
  Analog Devices Incorporated, (a)                         24,400       648,125
  Intel Corporation                                        22,200     3,148,237
  Sony Corporation                                         22,300     1,943,614

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 ELECTRONICS - 4.4% (CONTINUED)
  TDK Corporation                                          11,000      $807,102
                                                                   -------------
                                                                      6,547,078

 ENVIRONMENTAL CONTROL - 0.6%
  Browning Ferris Industries Incorporated                  25,200       837,900

 FEDERAL AGENCIES - 0.8%
  Federal National Mortgage Association                    26,000     1,134,250

 FINANCE & BANKING - 4.9%
  BankBoston Corporation                                   10,340       745,126
  Chase Manhattan Corporation                              23,276     2,259,227
  Comerica Incorporated                                    23,700     1,611,600
  Fleet Financial Group Incorporated                       21,100     1,334,575
  Union Planters Corporation                               26,862     1,393,466
                                                                   -------------
                                                                      7,343,994

 FINANCIAL SERVICES - 3.7%
  Advanta Corporation, Class B                             29,900     1,067,056
  Allstate Corporation                                     18,700     1,365,100
  American Express Company                                 11,000       819,500
  Dean Witter Discover & Company                           11,400       490,913
  Franklin Resources Incorporated                          11,550       838,097
  Household International Incorporated                      7,000       822,062
  ReliaStar Financial Corporation                           2,500       182,813
                                                                   -------------
                                                                      5,585,541

 FOOD & BEVERAGES - 2.3%
  Coca Cola Company                                        42,600     2,875,500
  Earthgrains Company                                       8,600       563,838
                                                                   -------------
                                                                      3,439,338

 FOOD PROCESSING - 1.1%
  Huhtamaki OY                                              2,400       103,298
  McCormick & Company Incorporated                         34,300       866,075
  Tyson Foods Incorporated Delaware                        35,300       675,112
                                                                   -------------
                                                                      1,644,485

 FOREST PRODUCTS - 1.5%
  Kimberly Clark Corporation                               46,100     2,293,475

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 GAS EXPLORATION - 0.7%
  Apache Corporation                                       16,100      $523,250
  Diamond Offshore Drilling Incorporated, (a)               7,200       562,500
                                                                   -------------
                                                                      1,085,750

 GAS & PIPELINE UTILITIES - 1.1%
  Coastal Corporation                                      31,600     1,680,725

 HEALTH MAINTENANCE ORGANIZATIONS - 1.7%
  United Healthcare Corporation                            48,500     2,522,000

 HOTELS & RESTAURANTS - 3.5%
  Doubletree Corporation, (a)                               3,500       143,938
  HFS Incorporated, (a)                                    39,400     2,285,200
  Hilton Hotels Corporation                                14,900       395,781
  Host Marriott Corporation, (a)                           95,500     1,701,094
  Jarvis Hotels *                                         254,900       590,035
  Promus Hotel Corporation, (a)                             3,750       145,312
                                                                   -------------
                                                                      5,261,360

 HOUSEHOLD PRODUCTS - 2.2%
  Colgate Palmolive Company                                49,800     3,249,450

 INDUSTRIAL MACHINERY - 0.7%
  Case Corporation                                         16,200     1,115,775

 INSURANCE - 7.0%
  Arm Financial Incorporated, (a)                             700        14,000
  Chubb Corporation                                        17,100     1,143,562
  Cigna Corporation                                         9,500     1,686,250
  Conseco Incorporated                                     48,600     1,798,200
  Hartford Financial Services Group                        18,800     1,555,700
  Hartford Life Incorporated, (a)                             300        11,250
  Penncorp Financial Group Incorporated                    36,300     1,397,550
  Security Connecticut Corporation                         13,000       715,813
  Travelers Incorporated                                   24,100     1,519,806
  Union Assured Federal                                     5,700       670,223
                                                                   -------------
                                                                     10,512,354

 MEDICAL SUPPLIES - 1.4%
  St. Jude Medical Incorporated, (a)                       51,750     2,018,250



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 OFFICE FURNISHINGS & SUPPLIES - 1.1%
  Canon Incorporated                                       60,000    $1,633,223

 OIL & GAS - 2.8%
  British Petroleum PLC, ADR                               28,200     2,111,475
  Burlington Resources Incorporated                        22,000       970,750
  Chevron Corporation                                      15,000     1,109,062
                                                                   -------------
                                                                      4,191,287

 PAPER - 0.3%
  Stone Container Corporation                              32,800       469,450

 PHARMACEUTICALS - 1.9%
  Bristol Myers Squibb Company                             35,000     2,835,000

 POLLUTION CONTROL - 0.4%
  Waste Management Incorporated                            20,700       664,988

 RAILROADS & EQUIPMENT - 2.4%
  Burlington Northern Santa Fe                             16,600     1,491,925
  Wisconsin Central Transportation Corporation, (a)        54,600     2,033,850
                                                                   -------------
                                                                      3,525,775

 REAL ESTATE - 0.3%
  DBS Land Limited                                        143,000       452,095

 RENTAL AUTO/EQUIPMENT - 0.0%
  Hertz Corporation Cl.A, (a)                               1,200        43,200

 RETAIL - 6.1%
  AnnTaylor Stores Corporation, (a)                        21,200       413,400
  Gucci Group N.V.                                         15,600     1,004,250
  Gymboree Corporation, (a)                                36,000       864,000
  Hollywood Entertainment Corporation, (a)                  6,700       153,263
  Home Depot Incorporated                                  17,800     1,227,087
  Kwik Fit Holdings                                       170,300       762,886
  Lowes Cos Incorporated                                   19,900       738,788
  Reebok International Limited                             28,500     1,332,375
  Rite Aid Corporation                                     30,600     1,526,175
  Staples Incorporated, (a)                                31,800       739,350
  Storehouse PLC                                          107,200       336,064
                                                                   -------------
                                                                      9,097,638


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 RETAIL GROCERY - 1.3%
  Safeway Incorporated, (a)                                41,500    $1,914,188

 TELECOMMUNICATIONS - 3.5%
  Intermedia Communications Incorporated, (a)               2,100        67,988
  Loral Space & Communications, (a)                        59,300       889,500
  Lucent Technologies Incorporated                         16,600     1,196,237
  MCI Communications Corporation                           25,000       957,031
  Qwest Communications International Incorporated, (a)        900        24,525
  Worldcom Incorporated, (a)                               65,800     2,105,600
                                                                   -------------
                                                                      5,240,881

 TELECOMMUNICATION EQUIPMENT - 1.0%
  Aspect Telecommunications Corporation, (a)               66,900     1,488,525

 TELEPHONE - 1.0%
  Sprint Corporation                                       29,800     1,568,225

 TOYS & AMUSEMENTS - 0.8%
  Tyco International Ltd                                   16,200     1,126,913
                                                                   -------------
  TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS - (Cost $127,933,086)                                   145,356,339
                                                                   -------------

                                                       Principal
                                                         Amount
                                                      ------------
SHORT TERM INVESTMENTS - 6.2%
 FEDERAL AGENCIES - 6.2%
  Federal Home Loan Mortgage Association
   Discount Note
    5.500%, 07/01/1997                                 $5,650,000     5,650,000
    5.410%, 07/17/1997                                  2,000,000     1,995,191
  Federal National Mortgage Association,
   Discount Note
    5.400%, 07/07/1997                                  1,600,000     1,598,560
                                                                   -------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $9,243,751)                                                 9,243,751
                                                                   -------------






See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
  TOTAL INVESTMENTS - (Cost $137,176,837) - 103.2%                 $154,600,090
  OTHER ASSETS LESS LIABILITIES - (3.2)%                             (4,776,675)
                                                                   -------------
  NET ASSETS - 100.0%                                              $149,823,415
                                                                   =============


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depositary Receipts.



























See accompanying notes.
                       EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                       June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
MORTGAGE PASS-THROUGHS - 0.3%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
  BCF LLC
    Mortgage Pass-thru Certificate Series 1996 R1
    7.750%, 09/25/2026 *                                  $98,835       $95,190
  Continental Airlines Incorporated
    Pass-thru Certificate Series 1996 2CsX
    10.220%, 07/02/2014                                    24,303        28,556
  Time Warner Incorporated
    Mortgage Pass-thru Certificate Series 144AsX
    6.100%, 12/30/2001 *                                  250,000       239,470
                                                                   -------------

  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $358,320)                                                     363,216


                                                         Shares
                                                      ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 54.0%
 AEROSPACE - 2.2%
  General Dynamics Corporation                              6,400       480,000
  Lockheed Martin Corporation                               2,200       227,837
  Raytheon Company                                         11,500       586,500
  United Technologies Corporation                          12,400     1,029,200
                                                                   -------------
                                                                      2,323,537

 ALUMINUM - 0.5%
  Aluminum Company of America                               6,800       512,550

 APPAREL & TEXTILES - 0.4%
  VF Corporation                                            5,700       483,075

 AUTO PARTS - 0.4%
  Dana Corporation                                         10,400       395,200

 AUTOMOBILES - 0.7%
  Ford Motor Company                                       16,300       615,325
  General Motors Corporation                                1,500        83,531
  Volvo AB, Rights                                          3,900           122
  Volvo Aktiebolaget, ADR                                   3,900       104,325
                                                                   -------------
                                                                        803,303



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 CHEMICALS - 2.2%
  Air Products & Chemicals Incorporated                     4,500      $365,625
  Akzo Nobel                                                3,700       507,056
  Dow Chemical Company                                      2,200       191,675
  DuPont, E I De Nemours & Company                         10,200       641,325
  Nalco Chemical Company                                    5,400       208,575
  Rohm & Haas Company                                       3,200       288,200
  Witco Corporation                                         4,200       159,337
                                                                   -------------
                                                                      2,361,793

 COMPUTERS & BUSINESS EQUIPMENT - 1.1%
  Digital Equipment Corporation, (a)                        8,500       301,219
  International Business Machines                           9,300       838,743
                                                                   -------------
                                                                      1,139,962

 CONGLOMERATES - 0.2%
  Eastern Enterprises                                       4,000       138,750
  Tenneco Incorporated                                        900        40,669
                                                                   -------------
                                                                        179,419

 CONSUMER GOODS & SERVICES - 1.2%
  Philip Morris Companies Incorporated                     24,850     1,102,719
  Service Corp International                                6,741       221,610
                                                                   -------------
                                                                      1,324,329

 DIVERSIFIED - 0.1%
  Fortune Brands Incorporated                               3,500       130,594

 DRUGS & HEALTH CARE SERVICES - 2.4%
  American Home Products Corporation                        9,700       742,050
  Astra AB                                                      1            19
  Novartis AG                                                 418       668,227
  Smithkline Beecham PLC, ADR                              12,400     1,136,150
                                                                   -------------
                                                                      2,546,446

 ELECTRICAL EQUIPMENT - 1.3%
  General Electric Company                                 17,800     1,163,675
  Honeywell Incorporated                                    2,450       185,894
                                                                   -------------
                                                                      1,349,569


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 ELECTRIC UTILITIES - 2.0%
  DPL Incorporated                                          3,000       $73,875
  Duke Energy Corporation                                  10,388       497,994
  FPL Group Incorporated                                    9,200       423,775
  GPU Incorporated                                          7,800       279,825
  PacifiCorp                                                4,200        92,400
  Pinnacle West Capital Corporation                        13,800       414,862
  Portland General Corporation                              4,400       174,625
  Texas Utilities Company                                   3,700       127,419
                                                                   -------------
                                                                      2,084,775

 ENVIRONMENTAL CONTROL - 0.6%
  Browning Ferris Industries Incorporated                  20,900       694,925

 FEDERAL AGENCIES - 0.9%
  Federal Home Loan Mortgage Corporation                    9,600       330,000
  Federal National Mortgage Association                    14,800       645,650
                                                                   -------------
                                                                        975,650

 FINANCE & BANKING - 4.1%
  Bank of New York Incorporated                            14,600       635,100
  BankBoston Corporation                                    3,400       245,013
  BB&T Corporation, (a)                                    10,700       481,500
  Chase Manhattan Corporation                               6,228       604,505
  Crestar Financial Corporation                             4,000       155,500
  Fleet Financial Group Incorporated                       12,700       803,275
  Nationsbank Corporation                                  14,000       903,000
  PNC Bank Corporation                                     13,000       541,125
                                                                   -------------
                                                                      4,369,018

 FINANCIAL SERVICES - 4.9%
  Allstate Corporation                                      5,000       365,000
  American Express Company                                 11,300       841,850
  Edwards A.G. Incorporated                                12,000       513,000
  Franklin Resources Incorporated                           4,900       355,556
  Grand Metropolitan Finance Corporation                   66,800       642,980
  National City Corporation                                17,500       918,750
  Nationwide Financial Services Incorporated               10,500       278,906
  Northern Trust Corporation                               11,200       541,800
  Norwest Corporation                                      14,100       793,125
                                                                   -------------
                                                                      5,250,967


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 FOOD & BEVERAGES - 0.7%
  Anheuser Busch Companies Incorporated                     1,400       $58,713
  General Mills Incorporated                                3,400       221,425
  Pepsico Incorporated                                     11,200       420,700
                                                                   -------------
                                                                        700,838

 FOOD PROCESSING - 0.1%
  McCormick & Company Incorporated                          4,300       108,575

 FOREST PRODUCTS - 0.7%
  Weyerhaeuser Company                                     13,600       707,200

 GAS EXPLORATION - 1.1%
  Occidental Petroleum Corporation                         13,200       330,825
  Repsol S.A., ADR                                          7,700       326,769
  USX-Marathon Group                                       18,600       537,075
                                                                   -------------
                                                                      1,194,669

 GAS & PIPELINE UTILITIES - 1.0%
  Coastal Corporation                                      12,800       680,800
  Pacific Enterprises                                       1,700        57,162
  Williams Companies Incorporated                           7,740       338,625
                                                                   -------------
                                                                      1,076,587

 HEALTH MAINTENANCE ORGANIZATION - 0.4%
  United Healthcare Corporation                             7,800       405,600

 HOUSEHOLD PRODUCTS - 0.6%
  Colgate Palmolive Company                                 5,000       326,250
  Rubbermaid Incorporated                                  10,700       318,325
                                                                   -------------
                                                                        644,575

 INSURANCE - 4.1%
  Chubb Corporation                                        11,100       742,313
  Cigna Corporation                                         6,000     1,065,000
  Lincoln National Corporation                              5,000       321,875
  Provident Companies Incorporated                         10,000       535,000
  St. Paul Cos. Incorporated                                6,600       503,250
  Torchmark Incorporated                                    9,000       641,250
  Travelers Incorporated                                    9,333       588,562
                                                                   -------------
                                                                      4,397,250

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 MACHINE DIVERSIFIED - 0.8%
  Deere & Company                                          14,600      $801,175
  Stanley Works                                             1,800        72,000
                                                                   -------------
                                                                        873,175

 MANUFACTURING - 1.8%
  Allied Signal Incorporated                               12,600     1,058,400
  Cooper Industries Incorporated                           10,600       527,350
  Dexter Corporation                                        9,000       288,000
                                                                   -------------
                                                                      1,873,750

 MEDICAL PRODUCTS AND SERVICES - 0.1%
  Columbia/HCA Healthcare Corporation                       2,300        90,419

 MEDICAL SUPPLIES - 0.1%
  Baxter International Incorporated                         2,700       141,075

 METALS - 0.1%
  Phelps Dodge Corporation                                  1,000        85,188

 OIL & GAS - 5.5%
  Amoco Corporation                                         4,000       347,750
  Atlantic Richfield Company                                6,800       479,400
  British Petroleum PLC, ADR                               17,420     1,304,323
  Chevron Corporaiton                                       6,300       465,806
  Exxon Corporation                                        15,700       965,550
  Mobil Corporation                                         5,400       377,325
  Royal Dutch Petroleum Company                            14,000       761,250
  Sun Incorporated                                          1,200        37,200
  Texaco Incorporated                                       8,300       902,625
  Union Pacific Resources Group Incorporated                6,800       169,150
                                                                   -------------
                                                                      5,810,379

 PETROLEUM SERVICES - 0.1%
  Ultramar Corporation                                      2,000        65,250

 PHARMACEUTICALS - 1.3%
  Bristol Myers Squibb Company                             15,700     1,271,700
  Rhone Poulenc Rorer Incorporated                          1,400       127,225
                                                                   -------------
                                                                      1,398,925



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 PHOTOGRAPHY - 0.7%
  Eastman Kodak Company                                     9,300      $713,775

 POLLUTION CONTROL - 0.7%
  Waste Management Incorporated                            22,200       713,175

 RAILROADS & EQUIPMENT - 1.3%
  Burnington Northern Santa Fe                              4,600       413,425
  Canadian National Railway Company                         1,200        52,572
  Illinois Central Corporation                             13,200       461,175
  Norfolk Southern Corporation                              4,300       433,225
                                                                   -------------
                                                                      1,360,397

 REAL ESTATE - 1.0%
  Arden Reality Group Incorporated                          4,500       117,000
  Boston Properties Incorporated, (a)                       7,800       214,500
  Hospitality Properties Trust                              8,000       245,000
  Meditrust Corporation                                     4,800       191,400
  TriNet Corporate Realty Trust Incorporated                7,600       251,275
                                                                   -------------
                                                                      1,019,175

 RENTAL AUTO/EQUIPMENT - 0.1%
  Hertz Corporation Class A, (a)                            2,000        72,000

 RETAIL - 1.7%
  J.C. Penney Incorporated                                  5,800       302,688
  May Department Stores Company                             3,300       155,925
  Rite Aid Corporation                                     17,900       892,762
  Sears, Roebuck & Company                                  6,100       327,875
  York International Corporation                            3,000       138,000
                                                                   -------------
                                                                      1,817,250

 TELECOMMUNICATIONS - 1.5%
  Alcatel Alsthom, ADR                                          3            75
  GTE Corporation                                          19,400       851,175
  MCI Communications Corporation                            7,100       271,797
  SBC Communications Incorporated                           7,033       435,167
                                                                   -------------
                                                                      1,558,214





See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 TELEPHONE - 1.0%
  Sprint Corporation                                       15,600      $820,950
  Telephone & Data Systems Incorporated                     5,400       204,863
                                                                   -------------
                                                                      1,025,813

 TIRES & RUBBER - 0.7%
  BF Goodrich Company                                      18,600       805,613

 TOBACCO - 0.1%
  Dimon Incorporated                                        3,600        95,400
  Gallaher Group PLC, ADR (a)                               3,500        64,531
                                                                   -------------
                                                                        159,931

 TOYS & AMUSEMENTS - 0.4%
  Tyco International Limited                                5,500       382,594

 UTILITIES - 1.2%
  Bellsouth Corporation                                    10,900       505,487
  Carolina Power & Light Company                            8,100       290,587
  CMS Energy Corporation                                    7,000       246,750
  Public Service Company of Colorado                          900        37,350
  UGI Corporation New                                       8,100       179,213
                                                                   -------------
                                                                      1,259,387
                                                                   -------------
  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $47,446,320)                                               57,385,891


                                                       Principal
                                                         Amount
                                                      ------------
CORPORATE BONDS AND NOTES - 17.8%
 AEROSPACE - 0.2%
  Jet Equipment
    9.410%, 06/15/2010 *                                  $50,000        57,213
    8.640%, 11/01/2012 *                                   48,101        52,313
    10.690%, 05/01/2015 *                                  10,000        12,042
  Northrop Grumman Corporation
    9.375%, 10/15/2024                                    100,000       109,747
                                                                   -------------
                                                                        231,315



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 AIRLINES - 0.6%
  Continental Airlines, Incorporated
    9.500%, 12/15/2001                                   $150,000      $155,625
    9.500%, 10/15/2013                                     98,039       110,200
  Delta Air Lines Incorporated
    8.500%, 03/15/2002                                    100,000       105,570
    9.750%, 05/15/2021                                    200,000       239,760
                                                                   -------------
                                                                        611,155

 AUTOMOBILES - 0.1%
  Ford Motor Company
    7.700%, 05/15/2097                                     90,000        90,706

 BROADCASTING - 0.8%
  Continental Cablevision Incorporated
    11.000%, 06/01/2007                                   250,000       281,113
  News Corporation Limited
    0.000%, 06/15/1999                                    100,000        87,924
  Tele-Communications Incorporated
    7.385%, 08/27/2001                                    525,000       526,664
                                                                   -------------
                                                                        895,701

 BUILDING CONSTRUCTION - 0.0%
  Owens Corning Fiberglass Corporation
    8.875%, 06/01/2002                                     10,000        10,757

 CHEMICALS - 0.1%
  PT Polysindo Eka Perkasa
    13.000%, 06/15/2001                                    55,000        62,356

 COMMERCIAL SERVICES - 0.2%
  Loewen Group Interest,
    7.500%, 04/15/2001                                    220,000       222,200

 COMPUTERS & BUSINESS EQUIPMENT - 0.1%
  International Business Machines
    7.125%, 12/01/2096                                    100,000        94,238







See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 DRUGS & HEALTH CARE SERVICES - 0.1%
  Tenet Healthcare Corporation
    8.000%, 01/15/2005                                   $100,000      $100,250
    10.125%, 03/01/2005                                    35,000        38,238
    8.625%, 01/15/2007                                     15,000        15,300
                                                                   -------------
                                                                        153,788

 ELECTRIC UTILITIES - 3.1%
  Comed Financing II
    8.500%, 01/15/2027 *                                  300,000       298,932
  Commonwealth Edison Company
    6.400%, 10/15/2005                                    200,000       187,062
  Connecticut Light & Power Company
    7.750%, 06/01/2002 *                                  100,000        99,570
  El Paso Electric Company
    8.900%, 02/01/2006                                     50,000        53,206
  Empresa Electrica Delaware Norte SA
    7.750%, 03/15/2006 *                                   50,000        49,100
  Empresa Nacional de Electricidad
    7.325%, 02/01/2037                                    100,000       100,289
  Enersis S.A.
    6.900%, 12/01/2006                                     95,000        92,272
  First PV Funding Corporation
    10.300%, 01/15/2014                                   214,000       225,676
    10.150%, 01/15/2016                                    30,000        31,621
  Hidroelectrica
    8.375%, 03/15/1999 *                                  100,000       101,000
  Korea Electric Power Corporation
    7.000%, 02/01/2027                                    100,000        98,041
  Long Island Lighting Company
    8.900%, 07/15/2019                                    100,000       104,227
    9.000%, 11/01/2022                                    650,000       711,763
  Louisiana Power & Light Company
    10.670%, 01/02/2017                                    10,000        10,650
    10.670%, 01/02/2017                                    10,000        10,649
  Midland Funding Corporation II
    11.750%, 07/23/2005                                    10,000        11,640
  Niagara Mohawk Power Corporation
    6.875%, 03/01/2001                                    100,000        97,928
  North Atlantic Energy Corporation
    9.050%, 06/01/2002                                    451,000       456,268
  System Enregy Resources Incorporated
    7.800%, 08/01/2000                                    100,000       100,604


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 ELECTRIC UTILITIES - 3.1% (CONTINUED)
  Texas-New Mexico Power Company
    12.500%, 01/15/1999                                  $100,000      $107,237
  Utilicorp United Incorporated
    8.450%, 11/15/1999                                     10,000        10,376
  Waterford 3 Funding Corporation
    8.090%, 01/02/2017                                    300,000       300,000
                                                                   -------------
                                                                      3,258,111

 ELECTRONICS - 0.9%
  Harman International Industries Incorporated
    7.320%, 07/01/2007                                  1,000,000     1,000,000

 ENTERTAINMENT - 0.4%
  Circus Circus Enterprises Incorporated
    6.700%, 11/15/2096                                    100,000        96,721
  Time Warner Incorporated
    9.150%, 02/01/2023                                    315,000       347,914
                                                                   -------------
                                                                        444,635

 FINANCE & BANKING - 1.5%
  Banco Commercial S.A.
    8.250%, 02/05/2007                                    220,000       221,298
  Capital One Bank
    6.970%, 02/04/2002                                    100,000        98,596
  Colonial Capital II
    8.920%, 01/15/2027                                    100,000       101,745
  Dao Heng Bank Limited
    7.750%, 01/24/2007 *                                  100,000       100,269
  First Empire Capital Trust I
    8.234%, 02/01/2027                                    100,000       100,252
  Korea Development Bank
    6.750%, 12/01/2005                                    100,000        96,892
  MBNA Capital I
    8.278%, 12/01/2026                                    600,000       580,578
  Riggs National Corporation
    8.500%, 02/01/2006                                    100,000       104,000
  Washington Mutual Capital I
    8.375%, 06/01/2027                                    200,000       203,214
                                                                   -------------
                                                                      1,606,844



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FINANCIAL SERVICES - 2.7%
  AFC Capital Trust I
    8.207%, 02/03/2027 *                                 $100,000      $101,947
  App International Finance Company
    10.250%, 10/01/2000                                   300,000       310,500
  Beaver Valley II Funding Corporation
    8.625%, 06/01/2007                                     60,000        61,333
    8.250%, 06/01/2003                                    164,000       165,935
  Capital One Financial Corporation
    7.250%, 12/01/2003                                    100,000        97,047
  Conseco Finance Trust II
    8.796%, 04/01/2027                                    100,000       103,401
  ContiFinancial Corporation
    8.375%, 08/15/2003                                    150,000       154,125
  Equitable Life Assured Society
    7.700%, 12/01/2015 *                                   80,000        79,582
  Financiera Energetica
    9.375%, 06/15/2006 *                                   50,000        53,500
  First USA Capital Trust I
    9.330%, 01/15/2027                                     65,000        76,212
    9.330%, 01/15/2027                                     65,000        65,000
  Humpuss Funding Corporation
    7.720%, 12/15/2009 *                                  100,000        98,410
  Indah Kiat Finance Mautitius Limited
    10.000%, 07/01/2007 *                                 300,000       298,041
  Industrial Finance Corporation
    7.375%, 01/14/2007 *                                  100,000        97,707
  Lehman Brothers Holdings Incorporated
    6.400%, 12/27/1999                                    100,000        99,467
    7.125%, 09/15/2003                                    100,000        99,846
    7.500%, 08/01/2026                                    100,000       102,765
  Providian Capital I
    9.525%, 02/01/2027 *                                  100,000       103,976
  Salton Sea Funding Corporation
    7.370%, 05/30/2005                                     20,000        19,877
    7.840%, 05/30/2010                                    100,000        99,840
  Southern Company Capital Trust I
    8.190%, 02/01/2037 *                                  100,000       101,259
  St George Funding Company
    8.485%, 12/31/2049 *                                  200,000       203,506
  State Street Institutional Capital A,
    7.940%, 12/30/2026 *                                  100,000        99,517
  Travelers Capital II
    7.750%, 12/01/2036                                    150,000       145,506
                                                                   -------------
                                                                      2,838,299

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FOREST PRODUCTS - 1.4%
  Boise Cascade Corporation
    7.430%, 10/10/2005                                   $100,000      $100,442
  Georgia Pacific Corportion
    9.875%, 11/01/2021                                     10,000        11,080
    9.500%, 05/15/2022                                  1,000,000     1,079,050
  P T Indah Kiat Pulp & Paper
    8.875%, 11/01/2000 *                                  300,000       299,949
                                                                   -------------
                                                                      1,490,521

 GAS EXPLORATION - 0.2%
  Enserch Exploration Incorporated
    7.540%, 01/02/2009 *                                  100,000        99,018
  Transocean Offshore Incorporated
    8.000%, 04/15/2027                                    100,000       103,361
                                                                   -------------
                                                                        202,379

 HOTEL & RESTAURANTS - 0.1%
  Hilton Hotels Corporation
    7.950%, 04/15/2007                                    100,000       102,461

 INDUSTRIALS - 0.3%
  Clark Oil & Refining Corporation
    10.500%, 12/01/2001                                   300,000       309,000

 INSURANCE - 0.1%
  Fairfax Financial Holdings Limited
    8.300%, 04/15/2026                                     15,000        15,570
  Liberty Mutual Insurance Company
    8.200%, 05/04/2007 *                                   20,000        21,304
  Nationwide Mutual Life
    7.500%, 02/15/2024 *                                  100,000        94,510
                                                                   -------------
                                                                        131,384

 OIL & GAS - 2.4%
  Chesapeake Energy Corporation
    7.875%, 03/15/2004                                    100,000        97,000
    7.875%, 03/15/2004                                    300,000       285,750
  Coastal Corporation
    7.420%, 02/15/2037                                    170,000       162,919
  Gulf Canada Resources Limited
    8.250%, 03/15/2017                                    100,000       102,500

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 OIL & GAS - 2.4% (CONTINUED)
  Louisiana Land & Exploration Company
    7.625%, 04/15/2013                                   $100,000      $100,862
  NGC Corporation Capital Trust I
    8.316%, 06/01/2027 *                                  500,000       517,050
  Oryx Energy Company
    10.000%, 04/01/2001                                   100,000       109,076
    8.375%, 07/15/2004                                    100,000       104,209
  Ras Laffan Liquefied Natural Gas
    8.294%, 03/15/2014 *                                  100,000       104,000
  Tennessee Gas Pipeline Company
    7.625%, 04/01/2037                                  1,000,000       989,410
                                                                   -------------
                                                                      2,572,776

 PRECIOUS METALS & MINERALS - 0.1%
  Freeport McMoran Copper & Gold
    7.500%, 11/15/2006                                     70,000        69,497

 RAILROADS & EQUIPMENT - 0.2%
  Norfolk Southern Corporation
    7.800%, 05/15/2027                                     60,000        61,626
    7.050%, 05/01/2037                                    100,000       101,494
                                                                   -------------
                                                                        163,120

 TELECOMMUNICATIONS - 0.7%
  360 Communications
    7.500%, 03/01/2006                                    133,000       132,676
  Jasmine Submarine Telecommunications Limited
    8.483%, 05/30/2011 *                                  100,000       101,822
  Paramount Communications Incorporated
    7.500%, 01/15/2002                                    335,000       335,616
  TCI Communications Financing Incorporated
    9.650%, 03/31/2027                                    100,000       105,701
  Total Access Communication
    8.375%, 11/04/2006 *                                   50,000        49,095
                                                                   -------------
                                                                        724,910

 TOBACCO - 0.3%
  RJR Nabisco Incorporated
    8.500%, 07/01/2007                                    300,000       303,375



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
CORPORATE BONDS AND NOTES (CONTINUED)
 TRANSPORTATION - 0.3%
  Federal Express Corporation
    7.650%, 01/15/2014                                   $300,000      $305,031

 UTILITIES - 0.9%
  California Energy Incorporated
    10.250%, 01/15/2004                                    75,000        80,640
  Cleveland Electric Illuminating Company
    9.250%, 07/29/1999                                    100,000       104,366
    9.375%, 03/01/2017                                    100,000       104,289
    9.000%, 07/01/2023                                    100,000       104,569
  Commonwealth Edison Company
    7.625%, 01/15/2007                                    100,000       100,254
  Niagara Mohawk Power Corporation
    8.770%, 01/01/2018                                    500,000       504,500
                                                                   -------------
                                                                        998,618
                                                                   -------------

  TOTAL CORPORATE BONDS AND NOTES
  - (Cost $18,707,960)                                               18,893,177


                                                         Shares
                                                      ------------
PREFERRED STOCK - 1.9%
 AEROSPACE - 0.2%
  Loral Space and Communications Limited                    3,200       160,000

 CHEMICALS - 0.4%
  Henkel KGaA                                               8,200       465,455

 FINANCIAL SERVICES - 0.4%
  Finova Finance Trust                                      1,900       109,250
  Mckesson Financing Trust *                                5,000       305,000
                                                                   -------------
                                                                        414,250

 HOTELS & RESTAURANTS - 0.3%
  Host Marriott Financial Trust *                           6,400       371,200

 HOUSEHOLD PRODUCTS - 0.0%
  Corning Delaware LP                                         500        43,500



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)


Security Description                                     Shares        Value
----------------------------------------------------  ------------ -------------
PREFERRED STOCK (CONTINUED)
 INDUSTRIAL MACHINERY - 0.4%
  Case Corporation                                          2,300      $378,637

 OIL & GAS - 0.1%
  Enron Corporation                                         5,800       110,925

 STEEL - 0.1%
  Timex Capital Trust I *                                   1,900       100,225
                                                                   -------------
  TOTAL PREFERRED STOCK
  - (Cost $1,839,403)                                                 2,044,192


                                                       Principal
                                                         Amount
                                                      ------------
FOREIGN GOVERNMENT BONDS - 0.6%
 GOVERNMENT AGENCY - 0.6%
  Argentina Republic
    9.250%, 02/23/2001                                    $60,000        62,775
  Colombia Republic
    7.625%, 02/15/2007                                    100,000        97,600
    8.700%, 02/15/2016                                     60,000        60,375
  Ministry of Finance Russia
    10.000%, 06/26/2007                                   100,000        99,650
  Republic of Panama
    7.875%, 02/13/2002 *                                  100,000        99,750
  United Mexican States
    9.875%, 01/15/2007                                    100,000       105,500
    11.375%, 09/15/2016                                   100,000       112,500
                                                                   -------------


  TOTAL FOREIGN GOVERNMENT BONDS
  - (Cost $623,249)                                                     638,150


U.S. GOVERNMENT AND AGENCY SECURITIES - 12.0%
 MORTGAGE-BACKED OBLIGATIONS - 2.9%
  Federal National Mortgage Association
    8.000%, 12/01/2026                                    697,247       712,711
    7.000%, 30 year, TBA                                1,000,000       997,810




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
 MORTGAGE-BACKED OBLIGATIONS - 2.9% (CONTINUED)
  Government National Mortgage Association
    7.500%, 04/15/2008                                   $217,882      $222,648
    8.000%, 06/15/2017                                    277,454       288,116
    8.000%, 06/20/2025                                    300,000       308,718
    8.500%, 09/15/2026                                    487,353       506,389
                                                                   -------------
                                                                      3,036,392

 U.S. TREASURIES - 9.1%
  United States Treasury Bond
    9.875%, 11/15/2015                                    120,000       157,800
    6.500%, 11/15/2026                                     17,000        16,304
    6.625%, 02/15/2027                                  2,450,000     2,397,178
  United States Treasury Note
    9.250%, 08/15/1998                                     55,000        56,968
    9.125%, 05/15/1999                                  1,900,000     2,000,643
    7.500%, 11/15/2001                                    270,000       281,348
    6.625%, 04/30/2002                                  3,750,000     3,784,575
    7.250%, 05/15/2004                                     50,000        52,117
    6.500%, 10/15/2006                                    225,000       224,051
    6.250%, 02/15/2007                                    702,000       686,865
    6.625%, 05/15/2007                                     40,000        40,331
                                                                   -------------
                                                                      9,698,180
                                                                   -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  - (Cost $12,673,374)                                               12,734,572
                                                                   -------------

SHORT TERM INVESTMENTS - 14.3%
 FEDERAL AGENCIES - 14.3%
  Federal Home Loan Mortgage Association
   Discount Note
    5.500%, 07/01/1997                                  5,170,000     5,170,000
    5.410%, 07/24/1997                                  3,000,000     2,989,631
  Federal National Mortgage Association
   Discount Note
    5.400%, 07/11/1997                                  2,700,000     2,695,950
    5.410%, 07/18/1997                                  4,300,000     4,289,015
                                                                   -------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $15,144,595)                                               15,144,596
                                                                   -------------


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                       Principal
Security Description                                     Amount        Value
----------------------------------------------------  ------------ -------------
  TOTAL INVESTMENTS - (Cost $96,793,221) - 100.9%                  $107,203,794
  OTHER ASSETS LESS LIABILITIES - (0.9)%                               (994,313)
                                                                   -------------
  NET ASSETS - 100.0%                                              $106,209,481
                                                                   =============


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depositary Receipts.



























See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)


                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
MORTGAGE PASS-THROUGHS - 1.2%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
  Morgan Stanley Capital 1 Incorporated,
   Series 86 C Class C-4,
    9.000%, 05/01/2016                                    $202,922     $205,943
                                                                    ------------
  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $208,249)                                                     205,943


CORPORATE BONDS AND NOTES - 58.1%
 AIRLINES - 2.8%
  Delta Air Lines Incorporated,
    8.050%, 07/01/1997                                     500,000      501,250

 BROADCASTING - 2.9%
  Heritage Media Corporation
    11.000%, 06/15/2002                                    500,000      530,625

 BROKERAGE FIRMS - 7.0%
  Lehman Brothers Incorporated
    7.375%, 08/15/1997                                     345,000      345,545
  Paine Webber Group Incorporated
    6.406%, 07/24/2003 *                                   350,000      349,434
  Salomon Incorporated
    8.800%, 02/17/1998                                     550,000      559,516
                                                                    ------------
                                                                      1,254,495

 ENTERTAINMENT - 5.8%
  United Artists Theatre Circuits Incorporated
    11.500%, 05/01/2002                                  1,000,000    1,048,750

 FINANCE & BANKING - 12.0%
  Advanta National Bank
    6.090%, 11/10/1997                                     500,000      496,250
  Chase Capital II
    6.359%, 02/01/2027 *                                   700,000      680,966
  MBNA Global Capital Securities
    6.659%, 02/01/2027 *                                   500,000      495,802
  NTC Capital I
    6.336%, 01/15/2027 *                                   500,000      495,640
                                                                    ------------
                                                                      2,168,658


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FINANCIAL SERVICES - 1.9%
  Household Finance Corporation,
    6.700%, 08/08/1997                                    $340,000     $340,390

 GAMING - 2.3%
  Caesars World Incorporated
    8.875%, 08/15/2002                                     400,000      414,000

 GAS EXPLORATION - 2.5%
  Occidental Petroleum Corporation,
    9.500%, 08/15/1997                                     450,000      452,044

 INDUSTRIALS - 7.0%
  California Hotel Finance Corporation
    11.000%, 12/01/2002                                    700,000      741,125
  Clark Oil & Refining Corporation
    10.500%, 12/01/2001                                    500,000      518,750
                                                                    ------------
                                                                      1,259,875

 MEDIA - 2.4%
  Time Warner Incorporated
    6.773%, 08/15/2000 *                                   225,000      225,290
  Viacom International Incorporated
    8.750%, 05/15/2001 *                                   195,000      199,192
                                                                    ------------
                                                                        424,482

 REAL ESTATE - 1.7%
  Taubman Realty Group Limited,
  Medium Term Note
    6.551%, 07/30/1998 *                                   300,000      300,479

 RETAIL - 5.0%
  Cole National Group Incorporated
    11.250%, 10/01/2001                                    813,000      894,300

 UTILITIES - 4.8%
  Consumers Energy Company
    8.750%, 02/15/1998                                     500,000      506,749
  Texas Utilities Electric Company,
  Floating-Rate Notes Series B
    6.258%, 05/01/1999 *                                   350,000      350,503
                                                                    ------------
                                                                        857,252
                                                                    ------------

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)


                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  TOTAL CORPORATE BONDS AND NOTES
  - (Cost $10,433,363)                                              $10,446,600


U.S. GOVERNMENT AND AGENCY SECURITIES - 6.4%
 ADJUSTABLE RATE MORTGAGE-BACKED OBLIGATIONS - 1.9%
  Federal Home Loan PC
    7.546%, 03/01/2021 *                                  $176,645      184,683
  Federal National Mortgage Association
    7.928%, 12/01/2017 *                                   161,081      168,329
                                                                    ------------
                                                                        353,012

 U.S. TREASURIES - 4.5%
  United States Treasury Note
    6.375%, 04/30/1999                                     800,000      804,500
                                                                    ------------

  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  - (Cost $1,150,089)                                                 1,157,512


SHORT TERM INVESTMENTS - 33.1%
 U.S. GOVERNMENT AND AGENCY SECURITIES - 5.0%
  Federal Farm Credit Bank
    5.650%, 11/10/1997                                      25,000       24,482
  Federal National Mortgage Association
  Discount Note
    5.310%, 12/11/1997                                     905,000      883,242
                                                                    ------------
                                                                        907,724

 COMMERCIAL PAPER - 24.5%
 AUTOMOBILES - 2.7%
  Ford Motor Credit Company,
    5.600%, 07/08/1997                                     485,000      484,472

 CONSUMER GOODS & SERVICES - 2.8%
  Philip Morris Companies Incorporated
    5.800%, 07/07/1997                                     500,000      499,517

 FINANCE & BANKING - 4.0%
  CIT Group Holdings, Incorporated
    5.430%, 07/03/1997                                     724,000      723,781

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)


                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
 COMMERCIAL PAPER - 24.5% (CONTINUED)
 FOOD & BEVERAGE - 3.4%
  Pepsico, Incorporated
    5.470%, 07/02/1997                                    $604,000     $603,908

 SECURITY AND COMMODITY BROKERS - 3.6%
  Merrill Lynch & Company Incorporated
    5.560%, 07/02/1997                                     650,000      649,900

 TELEPHONE - 8.0%
  American Telephone & Telegraph Company,
    5.470%, 07/03/1997                                     593,000      592,820
  Bell Atlantic Network Funding
    5.550%, 07/01/1997                                     843,000      843,000
                                                                    ------------
                                                                      1,435,820

 SENIOR NOTES - 3.6%
 MEDIA - 3.6%
  Blockbuster Entertainment Corporation
    6.625%, 02/15/1998                                     655,000      655,871


  TOTAL SHORT TERM INVESTMENTS
  - (Cost $5,960,993)                                                 5,960,993
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $17,752,694) - 98.8%                    $17,771,048
  OTHER ASSETS LESS LIABILITIES - 1.2%                                  215,718
                                                                    ------------
  NET ASSETS - 100.0%                                               $17,986,766
                                                                    ============


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

* The interest rate shown reflects the rate in effect on June 30, 1997.




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 100.1%
 AEROSPACE - 1.4%
  BE Aerospace Incorporated, (a)                            16,700     $528,138

 AIRLINES - 1.7%
  Delta Air Lines Incorporated                               4,700      385,400
  UAL Corporation, (a)                                       3,700      264,781
                                                                    ------------
                                                                        650,181

 COMMUNICATIONS EQUIPMENT - 1.9%
  Cisco Systems Incorporated, (a)                           11,000      738,375

 COMPUTER HARDWARE - 7.6%
  Compaq Computer Corporation, (a)                          15,300    1,518,525
  Dell Computer Corporation, (a)                            12,300    1,444,481
                                                                    ------------
                                                                      2,963,006

 COMPUTER SOFTWARE - 14.0%
  BMC Software Incorporated, (a)                            16,100      891,537
  Compuware Corporation, (a)                                15,000      716,250
  Electronic Arts Incorporated, (a)                         20,000      672,500
  Microsoft Corporation, (a)                                 4,000      505,500
  Oracle Systems Corporation, (a)                           21,900    1,103,212
  Parametric Technology Corporation, (a)                    20,200      859,763
  Synopsys Incorporated, (a)                                19,000      698,250
                                                                    ------------
                                                                      5,447,012

 COMPUTER SOFTWARE - SYSTEMS - 2.9%
  HBO & Company                                             16,500    1,136,438

 CONSUMER SPECIALTY RETAIL - 6.7%
  Compusa Incorporated, (a)                                 36,732      789,738
  Inacom Corporation, (a)                                   16,175      503,447
  Ross Stores Incorporated                                  19,000      621,062
  Walgreen Company                                           4,500      241,313
  Williams Sonoma Incorporated, (a)                         11,000      470,250
                                                                    ------------
                                                                      2,625,810

 DATA PROCESSING - 1.0%
  Computer Sciences Corporation, (a)                         5,500      396,688




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 DRUGS & HEALTH CARE SERVICES - 9.2%
  Cardinal Health Incorporated                               4,000     $229,000
  Lilly Eli & Company                                        8,833      965,557
  McKesson Corporation                                       2,500      193,750
  Merck & Company Incorporated                              12,600    1,304,100
  Pfizer Incorporated                                        7,400      884,300
                                                                    ------------
                                                                      3,576,707

 ELECTRONICS - 1.0%
  Adaptec Incorporated, (a)                                 11,000      382,250

 FINANCE & BANKING - 6.4%
  BankBoston Corporation                                     6,000      432,375
  Chase Manhattan Corporation                                5,000      485,312
  First Chicago NBD Corporation                              7,000      423,500
  Nationsbank Corporation                                   11,000      709,500
  State Street Corporation                                   9,500      439,375
                                                                    ------------
                                                                      2,490,062

 FINANCIAL SERVICES - 8.2%
  Franklin Resources Incorporated                            7,400      536,963
  Household International Incorporated                       6,300      739,856
  MBNA Corporation                                          20,450      748,981
  Merrill Lynch & Company Incorporated                      15,960      951,615
  Schwab Charles Corporation                                 5,803      236,110
                                                                    ------------
                                                                      3,213,525

 HEALTH MAINTENANCE ORGANIZATIONS - 5.5%
  Oxford Health Plans Incorporated, (a)                     13,500      968,625
  United Healthcare Corporation                             22,400    1,164,800
                                                                    ------------
                                                                      2,133,425

 HOTELS & RESTAURANTS - 1.1%
  Prime Hospitality Corporation, (a)                        21,000      414,750

 INSURANCE - 1.0%
  Aetna Life & Casualty Company                              4,000      409,500

 MEDICAL PRODUCTS AND SERVICES - 1.3%
  Columbia/HCA Healthcare Corporation                       13,350      524,822



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 NETWORK SYSTEMS - 3.0%
  3Com Corporation, (a)                                     26,100   $1,174,500

 SEMICONDUCTORS - 13.8%
  Altera Corporation, (a)                                   16,100      813,050
  Intel Corporation                                          7,055    1,000,487
  LSI Logic Corporation, (a)                                11,000      352,000
  Micron Technology Incorporated                            26,700    1,066,332
  National Semiconductor Corporation, (a)                    8,000      245,000
  Texas Instruments Incorporated                             9,250      777,578
  Xilinx Incorporated, (a)                                  22,899    1,123,482
                                                                    ------------
                                                                      5,377,929

 SEMICONDUCTOR EQUIPMENT - 5.3%
  Applied Materials Incorporated, (a)                       21,400    1,515,387
  Teradyne Incorporated, (a)                                14,000      549,500
                                                                    ------------
                                                                      2,064,887

 TELECOMMUNICATIONS EQUIPMENT/SERVICES - 7.1%
  LM Ericson                                                10,000      394,931
  Motorola Incorporated                                     15,500    1,178,000
  Northern Telecom Limited                                  11,200    1,019,200
  Worldcom Incorporated, (a)                                 5,000      160,000
                                                                    ------------
                                                                      2,752,131
                                                                    ------------

  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $32,681,751)                                               39,000,136
                                                                    ------------


  TOTAL INVESTMENTS - (Cost $32,681,751) - 100.1%                   $39,000,136
  OTHER ASSETS LESS LIABILITIES - (0.1)%                                (55,579)
                                                                    ------------
  NET ASSETS - 100.0%                                               $38,944,557
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

(a) Non-income producing securities.

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 79.5%
 ALUMINUM - 0.7%
  Kaiser Aluminium Corporation, (a)                         42,500     $520,625

 APPAREL & TEXTILES - 1.2%
  Nautica Enterprises Incorporated, (a)                     35,000      925,313

 AUTO PARTS - 1.5%
  Cooper Tire & Rubber Company                              28,500      627,000
  MotivePower Industries Incorporated, (a)                  31,000      496,000
                                                                    ------------
                                                                      1,123,000

 AUTOMOBILES - 0.9%
  Ford Motor Company                                        18,000      679,500

 BIOTECHNOLOGY - 1.5%
  Genentech Incorporated, (a)                               13,000      766,188
  Intercardia Incorporated, (a)                             16,000      368,000
                                                                    ------------
                                                                      1,134,188

 CHEMICALS - 1.9%
  Crompton & Knowles Corporation                            40,000      890,000
  Imperial Chemical Industries PLC                          10,000      568,750
                                                                    ------------
                                                                      1,458,750

 COMMERCIAL SERVICES - 0.7%
  Superior Services Incorporated, (a)                       24,000      570,000

 COMMUNICATION SERVICES - 1.7%
  Comsat Corporation                                        32,000      762,000
  Tele Communications Incorporated, (a)                     22,500      534,375
                                                                    ------------
                                                                      1,296,375

 COMPUTERS & BUSINESS EQUIPMENT - 0.8%
  Iomega Corporation, (a)                                   33,000      655,875

 COMPUTER SOFTWARE - 5.6%
  Adobe Systems Incorporated                                15,000      525,937
  BMC Software Incorporated, (a)                            10,000      553,750
  Compuware Corporation, (a)                                15,000      716,250
  Data Dimensions Incorporated, (a)                         20,000      440,000
  Data General Corporation, (a)                             25,000      650,000
  Discreet Logic Incorporated, (a)                          18,000      297,000

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE - 5.6% (CONTINUED)
  Legato Systems Incorporated, (a)                          18,000     $333,000
  Tandem Computers Incorporated, (a)                        40,000      810,000
                                                                    ------------
                                                                      4,325,937

 CONSUMER GOODS & SERVICES - 0.7%
  Philip Morris Companies Incorporated                      12,500      554,688

 DRUGS & HEALTH CARE SERVICES - 5.5%
  ADAC Laboratories                                         35,000      826,875
  Coventry Corporation, (a)                                 50,000      756,250
  Healthcare Compare Corporation, (a)                       14,000      733,250
  McKesson Corporation                                      10,000      775,000
  Morrison Health Care Incorporated                         40,000      637,500
  Novoste Corporation, (a)                                  30,000      491,250
                                                                    ------------
                                                                      4,220,125

 ELECTRICAL EQUIPMENT - 1.2%
  Fisher Scientific International Incorporated              20,000      950,000

 ELECTRONICS - 0.1%
  Spectran Corporation, (a)                                  3,300       64,350

 ENTERTAINMENT - 0.2%
  Ascent Entertainment Group Incorporated, (a)              15,642      142,730

 FEDERAL AGENCIES - 0.8%
  Federal National Mortgage Association                     15,000      654,375

 FINANCE & BANKING - 3.2%
  Bank Plus Corportion, (a)                                 42,500      462,187
  BB&T Corporation, (a)                                     18,000      810,000
  Cape Cod Bank & Trust Company                             11,900      339,150
  TCF Financial Corporation                                 18,000      888,750
                                                                    ------------
                                                                      2,500,087

 FINANCIAL SERVICES - 0.4%
  Matrix Capital Corporation, (a)                           20,000      280,000

 FOOD & BEVERAGE - 0.9%
  International Multifoods Corporation                      28,000      703,500



See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 GAS EXPLORATION - 2.4%
  Edge Petroleum Corporation, (a)                           45,000     $663,750
  Louisiana Land and Exploration Company                    10,000      571,250
  Oryx Energy Company, (a)                                  30,000      633,750
                                                                    ------------
                                                                      1,868,750

 GAS & PIPELINE UTILITIES - 0.3%
  Transcanada Pipeline Limited                              10,000      201,250

 HOUSEHOLD APPLIANCES & HOME FURNISHING - 1.8%
  Furniture Brands International Incorporated, (a)          13,900      269,312
  Sunbeam Corporation                                       30,000    1,132,500
                                                                    ------------
                                                                      1,401,812

 INDUSTRIAL MACHINERY - 1.0%
  SPX Corporation                                           12,000      777,750

 INSURANCE - 2.4%
  Everest Reinsurance Holdings                              18,000      713,250
  Hartford Life Incorporated, (a)                           10,000      375,000
  Mid Ocean Limited                                         15,000      786,562
                                                                    ------------
                                                                      1,874,812

 LEISURE TIME - 1.0%
  Harley Davidson Incorporated                              16,000      767,000

 MANUFACTURING - 1.8%
  Coachmen Industries Incorporated                          20,000      342,500
  Stewart & Stevenson Services Incorporated                 27,500      715,000
  Walter Industries Incorporated, (a)                       20,000      335,000
                                                                    ------------
                                                                      1,392,500

 MEDIA - 1.6%
  Metromedia International Group, (a)                       50,000      634,375
  Westinghouse Electric Corporation                         27,500      635,938
                                                                    ------------
                                                                      1,270,313

 MEDICAL PRODUCTS AND SERVICES - 1.4%
  Bard (C.R.) Incorporated                                  15,000      544,688
  Cardio Thoracic Sytems Incorporated, (a)                  40,000      560,000
                                                                    ------------
                                                                      1,104,688

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 NETWORK SYSTEMS - 1.8%
  3Com Corporation, (a)                                     14,000     $630,000
  Network Computing Devices Incorporated, (a)               30,000      348,750
  PairGain Technologies Incorporated, (a)                   25,000      387,500
                                                                    ------------
                                                                      1,366,250

 PAPER - 0.8%
  International Paper Company                               12,000      582,750

 PETROLEUM SERVICES - 12.1%
  Baker Hughes Incorporated                                  7,500      290,156
  Camco International Incorporated                          17,500      958,125
  Drilex International Incorporated, (a)                    25,000      393,750
  ENSCO International Incorporated, (a)                     10,000      527,500
  Input/Output Incorporated, (a)                            37,500      679,687
  Key Energy Group, (a)                                     50,000      890,625
  McDermott International Incorporated                      28,500      831,844
  Nabors Industries Incorporated, (a)                       46,000    1,150,000
  Noble Drilling Corporation, (a)                           40,000      902,500
  Parker and Parsley Petroleum Company                       5,000      176,875
  Santa Fe International Corporation, (a)                   28,700      975,800
  Seitel Incorporated, (a)                                  17,500      665,000
  Smith International Incorporated, (a)                     15,000      911,250
                                                                    ------------
                                                                      9,353,112

 REAL ESTATE - 8.0%
  Crescent Operating Incorporated, (a)                       2,000       24,000
  Crescent Real Estate Equities Incorporated                20,000      635,000
  Criimi Mae Incorporated                                   75,100    1,201,600
  Health and Retirement Property Trust                      25,000      470,313
  JP Realty Incorporated                                    22,500      610,312
  LTC Properties Incorporated                               25,000      453,125
  Prentiss Properties Trust                                 15,000      384,375
  Prime Retail Incorporated                                 45,000      604,687
  Redwood Trust Incorporated                                10,000      467,500
  Storage Trust Reality                                     20,000      530,000
  Walden Residential Properties Incorporated                30,000      768,750
                                                                    ------------
                                                                      6,149,662

 RETAIL - 2.8%
  Pier 1 Imports Incorporated                               30,000      795,000
  Vans Incorporated, (a)                                    90,000    1,361,250
                                                                    ------------
                                                                      2,156,250

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 SEMICONDUCTERS - 0.6%
  Cypress Semiconductor Corporation, (a)                    30,000     $435,000

 TELECOMMUNICATIONS - 3.3%
  General Instrument Corporation, (a)                       20,000      500,000
  LM Ericsson, ADR                                          10,000      393,750
  Qualcomm Incorporated, (a)                                15,000      763,125
  Worldcom Incorporated, (a)                                27,500      880,000
                                                                    ------------
                                                                      2,536,875

 TELECOMMUNICATIONS EQUIPMENT/SERVICES - 4.4%
  ANTEC Corporation, (a)                                    30,000      352,500
  Corning Incorporated                                       8,500      472,812
  Motorola Incorporated                                      8,000      608,000
  Scientific-Atlanta Incorporated                           55,000    1,203,125
  Tele-Communications Incorporated                          50,000      743,750
                                                                    ------------
                                                                      3,380,187

 TOBACCO - 0.8%
  RJR Nabisco Holdings Corporation                          18,000      594,000

 TRANSPORTATION - 1.7%
  Consolidated Freightways Corporation, (a)                 45,000      736,875
  Hvide Marine Incorporated, (a)                            27,500      608,438
                                                                    ------------
                                                                      1,345,313
                                                                    ------------

  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $52,902,545)                                               61,317,692


                                                        Principal
                                                          Amount
                                                       ------------
U.S. GOVERNMENT AND AGENCY SECURITIES - 1.3%
 U.S. TREASURIES - 1.3%
  United States Treasury Strip
   Zero Coupon, 11/15/2017                              $3,900,000      955,422
                                                                    ------------

  TOTAL U.S. GOVERNMENT SECURITIES
  - (Cost $890,809)                                                     955,422


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CONVERTIBLE BONDS - 7.4%
 COMMUNICATION SERVICES - 0.2%
  Midcom Communications Incorporated,
  Convertible Subordinated Note
    8.250%, 08/15/2003 *                                  $200,000     $134,000

 COMPUTER HARDWARE - 0.8%
  EMC Corporation
    3.250%, 03/15/2002 *                                   600,000      650,250

 CONSTRUCTION - 0.4%
  Empresas ICA Sociedad Controladora,
  Convertible Subordinated Note
    5.000%, 03/15/2004                                     350,000      276,500

 DRUGS & HEALTH CARE SERVICES - 0.2%
  Phymatrix Corporation
    6.750%, 06/15/2003                                     200,000      181,500

 INDUSTRIALS - 1.2%
  Hybridon Incorporated
    9.000%, 04/01/2004 *                                   500,000      500,000
  Offshore Logistics Incorporated,
  Convertible Subordinated Note
    6.000%, 12/15/2003 *                                   400,000      430,000
                                                                    ------------
                                                                        930,000

 MEDICAL SERVICES - 0.6%
  Renal Treatment Centers Incorporated
    5.625%, 07/15/2006                                     500,000      495,625

 RETAIL - 1.3%
  Charming Shoppes Incorporated
    7.500%, 07/15/2006                                     500,000      497,500
  Sports Authority Incorporated
    5.250%, 09/15/2001                                     500,000      467,500
                                                                    ------------
                                                                        965,000

 SEMICONDUCTORS - 0.4%
  Cirrus Logic Incorporated
    6.000%, 12/15/2003 *                                   400,000      293,000




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CONVERTIBLE BONDS (CONTINUED)
 STEEL - 1.2%
  Mascotech Incorporated,
  Convertible Subordinated Debenture
    4.500%, 12/15/2003                                  $1,000,000     $920,000

 UTILITY EQUIPMENT - 1.1%
  Itron Incorporated
    6.750%, 03/31/2004 *                                   675,000      860,625
                                                                    ------------

  TOTAL CONVERTIBLE BONDS
  - (Cost $5,287,158)                                                 5,706,500
                                                                    ------------

                                                          Shares
                                                       ------------
PREFERRED STOCK - 8.0%
 AIRLINES - 0.8%
  Transport World Airlines Incorporated, (a)                20,000      510,000
  Transport World Airlines Incorporated, (a)
  *                                                          5,000      127,500
                                                                    ------------
                                                                        637,500

 BROADCASTING - 0.5%
  Cablevision Systems Corporation                           14,500      393,313

 FINANCE & BANKING - 0.7%
  Excel Reality Trust Incorporated                          19,600      534,100

 GAS EXPLORATION - 0.5%
  Mesa Incorporated                                         58,977      394,411

 LEISURE TIME - 1.0%
  Royal Caribbean Cruises Limited                           12,000      741,000

 MINING - 0.8%
  Coer D Alene Mines Corporation Idaho                      35,000      586,250

 NON-FERROUS METALS - 0.7%
  Inco Limited                                              10,000      515,000





See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                      June 30, 1997 (Unaudited)

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
PREFERRED STOCK (CONTINUED)
 STEEL - 1.7%
  Timet Capital Trust I, * (a)                              10,000     $527,500
  WHX Corporation, Series A                                 22,000      826,375
                                                                    ------------
                                                                      1,353,875

 TELECOMMUNICATIONS - 1.3%
  IXC Communications Incorporated, * (a)                     8,450      983,550
                                                                    ------------

  TOTAL PREFERRED STOCK
  - (Cost $5,755,544)                                                 6,138,999
                                                                    ------------

                                                        Principal
                                                          Amount
                                                       ------------
SHORT TERM INVESTMENTS - 3.5%
 REPURCHASE AGREEMENT - 3.5%
  Agreement with State Street Bank and Trust
   Company, dated 06/30/1997, bearing 5.500%,
   to be repurchased at $2,725,416 on 07/01/1997
   (secured by $2,360,000 par value U.S.
   Treasury Notes, 8.125%, due 08/15/2021, with
   a value of $2,784,033)                               $2,725,000    2,725,000
                                                                    ------------

  TOTAL SHORT TERM INVESTMENTS
  - (Cost $2,725,000)                                                 2,725,000
                                                                    ------------

  TOTAL INVESTMENTS  (Cost $67,561,056) - 99.7%                     $76,843,613
  OTHER ASSETS LESS LIABILITIES - 0.3%                                  249,971
                                                                    ------------
  NET ASSETS - 100.0%                                               $77,093,584
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*  Securities exempt from registration under Rule
   144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Non-income producing securities.

See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $30,156,142
 Cash, including foreign currency, at value                                 491
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                         --
 Dividends receivable                                                        --
 Receivable for fund shares sold                                      1,266,997
 Receivable from Investment Adviser (Note 3)                                804
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                      31,430,823

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Payable to Investment Adviser (Note 3)                                   9,283
 Accounts payable and accrued expenses                                   21,251
                                                                  ______________
   TOTAL LIABILITIES                                                     30,534
                                                                  ______________
   NET ASSETS                                                       $31,400,289
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $31,403,188
 Undistributed net investment income (Note 2)                                --
 Accumulated net realized loss on investments and
  foreign currency transactions                                          (2,899)
 Net unrealized appreciation of:
  Investments                                                                --
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $31,400,289
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                        $1.00
 Total shares outstanding at end of period                           31,403,188
 (a) Investments in securities and repurchase agreements, at cost   $30,156,142


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                 Mortgage-Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $13,377,398
 Cash, including foreign currency, at value                               1,234
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                     75,191
 Dividends receivable                                                        --
 Receivable for fund shares sold                                         12,886
 Receivable from Investment Adviser (Note 3)                              2,934
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                      13,476,032

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Payable to Investment Adviser (Note 3)                                   8,191
 Accounts payable and accrued expenses                                   24,155
                                                                  ______________
   TOTAL LIABILITIES                                                     32,346
                                                                  ______________
   NET ASSETS                                                       $13,443,686
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $12,955,991
 Undistributed net investment income (Note 2)                           364,617
 Accumulated net realized loss on investments and
  foreign currency transactions                                          (6,317)
 Net unrealized appreciation of:
  Investments                                                           129,395
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $13,443,686
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.90
 Total shares outstanding at end of period                            1,233,482
 (a) Investments in securities and repurchase agreements, at cost   $13,248,003


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $11,530,313
 Cash, including foreign currency, at value                              38,505
 Receivable for securities sold                                         151,512
 Receivable for forward currency contracts (Note 6)                      34,965
 Receivable for currency sold                                                --
 Interest receivable                                                    234,954
 Dividends receivable                                                        --
 Receivable for fund shares sold                                         17,543
 Receivable from Investment Adviser (Note 3)                              1,964
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                      12,016,145

LIABILITIES
 Payable due to custodian                                               110,541
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                         55,176
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                      8,771
 Payable to Investment Adviser (Note 3)                                   8,406
 Accounts payable and accrued expenses                                   27,028
                                                                  ______________
   TOTAL LIABILITIES                                                    209,922
                                                                  ______________
   NET ASSETS                                                       $11,806,223
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $11,466,373
 Undistributed net investment income (Note 2)                           338,203
 Accumulated net realized gain on investments and
  foreign currency transactions                                         175,569
 Net unrealized depreciation of:
  Investments                                                          (148,980)
  Foreign currency translations                                         (24,942)
                                                                  ______________
   NET ASSETS                                                       $11,806,223
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.84
 Total shares outstanding at end of period                            1,088,794
 (a) Investments in securities and repurchase agreements, at cost   $11,679,293


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $74,900,907
 Cash, including foreign currency, at value                              21,685
 Receivable for securities sold                                         653,028
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                         --
 Dividends receivable                                                    11,185
 Receivable for fund shares sold                                        181,308
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                      75,774,502

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                       722,253
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Payable to Investment Adviser (Note 3)                                  47,535
 Accounts payable and accrued expenses                                   26,052
                                                                  ______________
   TOTAL LIABILITIES                                                    795,840
                                                                  ______________
   NET ASSETS                                                       $74,978,662
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $67,494,175
 Undistributed net investment loss (Note 2)                            (136,391)
 Accumulated net realized gain on investments and
  foreign currency transactions                                       1,019,727
 Net unrealized appreciation of:
  Investments                                                         6,601,151
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $74,978,662
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $15.01
 Total shares outstanding at end of period                            4,996,672
 (a) Investments in securities and repurchase agreements, at cost   $68,299,756


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                     Research
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                           $154,600,090
 Cash, including foreign currency, at value                              72,834
 Receivable for securities sold                                       2,138,790
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                           508,599
 Interest receivable                                                         --
 Dividends receivable                                                   150,749
 Receivable for fund shares sold                                        937,686
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                   14,330
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                     158,429,467

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                     7,969,975
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                         509,357
 Payable for fund shares repurchased                                         --
 Payable to Investment Adviser (Note 3)                                  92,456
 Accounts payable and accrued expenses                                   34,264
                                                                  ______________
   TOTAL LIABILITIES                                                  8,606,052
                                                                  ______________
   NET ASSETS                                                      $149,823,415
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                          $127,398,638
 Undistributed net investment income (Note 2)                           177,992
 Accumulated net realized gain on investments and
  foreign currency transactions                                       4,823,680
 Net unrealized appreciation (depreciation) of:
  Investments                                                        17,423,253
  Foreign currency translations                                            (148)
                                                                  ______________
   NET ASSETS                                                      $149,823,415
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $17.40
 Total shares outstanding at end of period                            8,609,123
 (a) Investments in securities and repurchase agreements, at cost  $137,176,837


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                           $107,203,794
 Cash, including foreign currency, at value                              99,530
 Receivable for securities sold                                       2,203,510
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                           139,180
 Interest receivable                                                    515,578
 Dividends receivable                                                   108,721
 Receivable for fund shares sold                                        643,598
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                    4,184
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                     110,924,484

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                     4,484,625
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                         139,134
 Payable for fund shares repurchased                                         13
 Payable to Investment Adviser (Note 3)                                  66,354
 Accounts payable and accrued expenses                                   24,877
                                                                  ______________
   TOTAL LIABILITIES                                                  4,715,003
                                                                  ______________
   NET ASSETS                                                      $106,209,481
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $93,077,011
 Undistributed net investment income (Note 2)                         1,330,728
 Accumulated net realized gain on investments and
  foreign currency transactions                                       1,391,245
 Net unrealized appreciation (depreciation) of:
  Investments                                                        10,410,573
  Foreign currency translations                                             (76)
                                                                  ______________
   NET ASSETS                                                      $106,209,481
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $14.61
 Total shares outstanding at end of period                            7,269,652
 (a) Investments in securities and repurchase agreements, at cost   $96,793,221


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $17,771,048
 Cash, including foreign currency, at value                                 638
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                    193,567
 Dividends receivable                                                        --
 Receivable for fund shares sold                                         41,355
 Receivable from Investment Adviser (Note 3)                              4,032
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          825
 Deferred organization costs                                              5,564
                                                                  ______________
   TOTAL ASSETS                                                      18,017,029

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Payable to Investment Adviser (Note 3)                                   7,408
 Accounts payable and accrued expenses                                   22,855
                                                                  ______________
   TOTAL LIABILITIES                                                     30,263
                                                                  ______________
   NET ASSETS                                                       $17,986,766
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $17,491,667
 Undistributed net investment income (Note 2)                           480,613
 Accumulated net realized loss on investments and
  foreign currency transactions                                          (3,868)
 Net unrealized appreciation of:
  Investments                                                            18,354
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $17,986,766
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.71
 Total shares outstanding at end of period                            1,679,371
 (a) Investments in securities and repurchase agreements, at cost   $17,752,694


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                     Value +
                                                                      Growth
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $39,000,136
 Cash, including foreign currency, at value                                  --
 Receivable for securities sold                                       1,247,568
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                         --
 Dividends receivable                                                    19,086
 Receivable for fund shares sold                                        184,225
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          984
 Deferred organization costs                                              5,722
                                                                  ______________
   TOTAL ASSETS                                                      40,457,721

LIABILITIES
 Payable due to custodian                                               243,825
 Payable for securities purchased                                     1,113,161
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                     91,986
 Payable to Investment Adviser (Note 3)                                  33,903
 Accounts payable and accrued expenses                                   30,289
                                                                  ______________
   TOTAL LIABILITIES                                                  1,513,164
                                                                  ______________
   NET ASSETS                                                       $38,944,557
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $32,521,023
 Undistributed net investment loss (Note 2)                             (87,637)
 Accumulated net realized gain on investments and
  foreign currency transactions                                         192,786
 Net unrealized appreciation of:
  Investments                                                         6,318,385
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $38,944,557
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $13.18
 Total shares outstanding at end of period                            2,955,098
 (a) Investments in securities and repurchase agreements, at cost   $32,681,751


See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                   June 30, 1997 (Unaudited)

                                                                     Growth &
                                                                      Income
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $76,843,613
 Cash, including foreign currency, at value                                 492
 Receivable for securities sold                                         160,237
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                     84,645
 Dividends receivable                                                    79,863
 Receivable for fund shares sold                                        253,613
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                          984
 Deferred organization costs                                              5,722
                                                                  ______________
   TOTAL ASSETS                                                      77,429,169

LIABILITIES
 Payable due to custodian                                                    --
 Payable for securities purchased                                       260,108
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Payable to Investment Adviser (Note 3)                                  58,113
 Accounts payable and accrued expenses                                   17,364
                                                                  ______________
   TOTAL LIABILITIES                                                    335,585
                                                                  ______________
   NET ASSETS                                                       $77,093,584
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $67,038,809
 Undistributed net investment income (Note 2)                           486,735
 Accumulated net realized gain on investments and
  foreign currency transactions                                         285,483
 Net unrealized appreciation of:
  Investments                                                         9,282,557
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $77,093,584
                                                                  ==============

NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $13.75
 Total shares outstanding at end of period                            5,608,017
 (a) Investments in securities and repurchase agreements, at cost   $67,561,056


See accompanying notes.
                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                For the period ended June 30, 1997 (Unaudited)

                                                                   Mortgage-
                                                     Money           Backed
                                                     Market        Securities
                                                   Portfolio       Portfolio
                                                 ______________  ______________
INVESTMENT INCOME

 Interest income                                      $789,870        $440,818
 Dividend income                                            --              --
 Foreign taxes withheld                                     --              --
                                                 ______________  ______________
 TOTAL INVESTMENT INCOME                               789,870         440,818

EXPENSES

 Investment adviser fee (Note 3)                        53,577          45,721
 Administration fee                                      9,264           9,264
 Audit fee                                               4,360           4,360
 Custodian fees and expenses                            25,268          25,919
 Trustee's fees (Note 3)                                 1,993           1,993
 Legal fee                                               3,537           3,537
 Insurance expense                                       1,577           1,577
 Transfer agent expense                                  2,233           2,724
 Amortization of organization expense                    1,225           1,225
 Miscellaneous expense                                     150             150
                                                 ______________  ______________
  Total operating expenses before reimbursement        103,184          96,470
 Expenses reimbursed by the Investment
  Adviser (Note 3)                                      (6,764)        (20,269)
                                                 ______________  ______________
  NET EXPENSES                                          96,420          76,201
                                                 ______________  ______________
  NET INVESTMENT INCOME                                693,450         364,617

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY

 Net realized loss on:
  Investments                                           (2,899)         (6,049)
  Foreign currency transactions                             --              --
 Change in unrealized appreciation of:
  Investments                                               --           9,748
  Foreign currency translations                             --              --
                                                 ______________  ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)                (2,899)          3,699
                                                 ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $690,551        $368,316
                                                 ==============  ==============



See accompanying notes.
                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                For the period ended June 30, 1997 (Unaudited)

                                                 International
                                                  Fixed Income        OTC
                                                   Portfolio       Portfolio
                                                 ______________  ______________
INVESTMENT INCOME

 Interest income                                      $341,637        $118,290
 Dividend income                                            --          43,647
 Foreign taxes withheld                                 (2,620)           (260)
                                                 ______________  ______________
 TOTAL INVESTMENT INCOME                               339,017         161,677

EXPENSES

 Investment adviser fee (Note 3)                        47,803         232,250
 Administration fee                                      9,264           9,264
 Audit fee                                               4,360           4,360
 Custodian fees and expenses                            31,909          41,233
 Trustee's fees (Note 3)                                 1,993           1,993
 Legal fee                                               3,537           3,537
 Insurance expense                                       1,577           1,577
 Transfer agent expense                                  2,724           2,479
 Amortization of organization expense                    1,225           1,225
 Miscellaneous expense                                     150             150
                                                 ______________  ______________
  Total operating expenses before reimbursement        104,542         298,068
 Expenses reimbursed by the Investment
  Adviser (Note 3)                                     (14,560)             --
                                                 ______________  ______________
  NET EXPENSES                                          89,982         298,068
                                                 ______________  ______________
  NET INVESTMENT INCOME (LOSS)                         249,035        (136,391)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on:
  Investments                                          (19,054)        646,848
  Foreign currency transactions                        180,216            (222)
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                         (426,837)      5,468,623
  Foreign currency translations                        (13,915)             --
                                                 ______________  ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)              (279,590)      6,115,249
                                                 ______________  ______________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             ($30,555)     $5,978,858
                                                 ==============  ==============


See accompanying notes.
                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                For the period ended June 30, 1997 (Unaudited)

                                                                     Total
                                                    Research         Return
                                                   Portfolio       Portfolio
                                                 ______________  ______________
INVESTMENT INCOME

 Interest income                                      $140,911      $1,146,238
 Dividend income                                       570,563         571,255
 Foreign taxes withheld                                (14,665)         (4,001)
                                                 ______________  ______________
 TOTAL INVESTMENT INCOME                               696,809       1,713,492

EXPENSES

 Investment adviser fee (Note 3)                       416,798         311,167
 Administration fee                                      9,816           9,264
 Audit fee                                               4,360           4,360
 Custodian fees and expenses                            77,055          52,492
 Trustee's fees (Note 3)                                 1,993           1,993
 Legal fee                                               3,537           3,537
 Insurance expense                                       1,577           1,577
 Transfer agent expense                                  2,233           2,233
 Amortization of organization expense                    1,225           1,225
 Miscellaneous expense                                     150             150
                                                 ______________  ______________
  Total operating expenses before reimbursement        518,744         387,998
 Expenses reimbursed by the Investment
  Adviser (Note 3)                                          --              --
                                                 ______________  ______________
  NET EXPENSES                                         518,744         387,998
                                                 ______________  ______________
  NET INVESTMENT INCOME                                178,065       1,325,494

NET REALIZED AND UNREALIZED GAIN FROM
INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on:
  Investments                                        3,971,491       1,131,873
  Foreign currency transactions                           (944)         (3,072)
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                       10,404,269       6,223,990
  Foreign currency translations                           (671)            (29)
                                                 ______________  ______________
 NET REALIZED AND UNREALIZED GAIN                   14,374,145       7,352,762
                                                 ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $14,552,210      $8,678,256
                                                 ==============  ==============


See accompanying notes.
                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                For the period ended June 30, 1997 (Unaudited)

                                                                    Value +
                                                   Advantage         Growth
                                                   Portfolio       Portfolio
                                                 ______________  ______________
INVESTMENT INCOME

 Interest income                                      $543,529         $33,900
 Dividend income                                            --          80,158
 Foreign taxes withheld                                     --            (334)
                                                 ______________  ______________
 TOTAL INVESTMENT INCOME                               543,529         113,724

EXPENSES

 Investment adviser fee (Note 3)                        42,128         140,478
 Administration fee                                      9,265           9,258
 Audit fee                                               4,360           4,360
 Custodian fees and expenses                            26,746          37,030
 Trustee's fees (Note 3)                                 1,993           1,988
 Legal fee                                               3,537           3,529
 Insurance expense                                       1,577           1,577
 Transfer agent expense                                  2,233           2,235
 Amortization of organization expense                    1,225             756
 Miscellaneous expense                                     150             150
                                                 ______________  ______________
  Total operating expenses before reimbursement         93,214         201,361
 Expenses reimbursed by the Investment
  Adviser (Note 3)                                     (25,810)             --
                                                 ______________  ______________
  NET EXPENSES                                          67,404         201,361
                                                 ______________  ______________
  NET INVESTMENT INCOME (LOSS)                         476,125         (87,637)

NET REALIZED AND UNREALIZED GAIN FROM
INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on:
  Investments                                           (6,651)        288,072
  Foreign currency transactions                             --              --
 Change in unrealized appreciation of:
  Investments                                           19,388       4,515,892
  Foreign currency translations                             --              --
                                                 ______________  ______________
 NET REALIZED AND UNREALIZED GAIN                       12,737       4,803,964
                                                 ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $488,862      $4,716,327
                                                 ==============  ==============



See accompanying notes.
                          EQUI-SELECT SERIES TRUST
                          STATEMENTS OF OPERATIONS
                For the period ended June 30, 1997 (Unaudited)

                                                            Growth &
                                                             Income
                                                           Portfolio
                                                         ______________
INVESTMENT INCOME

 Interest income                                              $307,146
 Dividend income                                               531,838
 Foreign taxes withheld                                         (1,832)
                                                         ______________
 TOTAL INVESTMENT INCOME                                       837,152

EXPENSES

 Investment adviser fee (Note 3)                               293,929
 Administration fee                                              9,258
 Audit fee                                                       4,360
 Custodian fees and expenses                                    32,635
 Trustee's fees (Note 3)                                         1,988
 Legal fee                                                       3,529
 Insurance expense                                               1,577
 Transfer agent expense                                          2,235
 Amortization of organization expense                              756
 Miscellaneous expense                                             150
                                                         ______________
  Total operating expenses before reimbursement                350,417
 Expenses reimbursed by the Investment
  Adviser (Note 3)                                                  --
                                                         ______________
  NET EXPENSES                                                 350,417
                                                         ______________
  NET INVESTMENT INCOME                                        486,735

NET REALIZED AND UNREALIZED GAIN FROM
INVESTMENTS AND FOREIGN CURRENCY

 Net realized loss on:
  Investments                                                 (190,536)
  Foreign currency transactions                                     --
 Change in unrealized appreciation of:
  Investments                                                5,689,098
  Foreign currency translations                                     --
                                                         ______________
 NET REALIZED AND UNREALIZED GAIN                            5,498,562
                                                         ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $5,985,297
                                                         ==============



See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                                $615,473
  Net realized gain on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations                615,473

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (615,473)
  Distributions in excess of net realized gain on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                    13,410,068
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        13,410,068
NET ASSETS:

 Beginning of period                                                  5,742,264
                                                                  ______________
 END OF PERIOD (a)                                                  $19,152,332
                                                                  ==============

(a) Including undistributed net investment income                   $        --
                                                                  ==============


















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                                $693,450
  Net realized loss on:
   Investments                                                           (2,899)
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations                690,551

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (693,450)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,250,856
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        12,247,957
NET ASSETS:

 Beginning of period                                                 19,152,332
                                                                  ______________
 END OF PERIOD (a)                                                  $31,400,289
                                                                  ==============

(a) Including undistributed net investment income                   $        --
                                                                  ==============


















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                                $603,801
  Net realized gain on:
   Investments                                                           31,785
   Foreign currency transactions                                             --
  Change in unrealized depreciation of:
   Investments                                                         (257,057)
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations                378,529

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (603,807)
  Distributions in excess of net realized gain on investments           (32,250)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,739,838
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,482,310
NET ASSETS:

 Beginning of period                                                  8,655,378
                                                                  ______________
 END OF PERIOD (a)                                                  $11,137,688
                                                                  ==============

(a) Including undistributed net investment income                   $        --
                                                                  ==============

















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                                $364,617
  Net realized loss on:
   Investments                                                           (6,049)
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                            9,748
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations                368,316

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                     1,937,682
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,305,998
NET ASSETS:

 Beginning of period                                                 11,137,688
                                                                  ______________
 END OF PERIOD (a)                                                  $13,443,686
                                                                  ==============

(a) Including undistributed net investment income                      $364,617
                                                                  ==============

















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                                $470,966
  Net realized gain on:
   Investments                                                          227,301
   Foreign currency transactions                                         91,817
  Change in unrealized appreciation (depreciation) of:
   Investments                                                         (272,112)
   Foreign currency translations                                          1,809
                                                                  ______________
    Net increase in net assets resulting from operations                519,781

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (565,542)
  Distributions in excess of net realized gain on investments          (177,436)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,413,725
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,190,528
NET ASSETS:

 Beginning of period                                                  8,556,253
                                                                  ______________
 END OF PERIOD (a)                                                  $10,746,781
                                                                  ==============

(a) Including undistributed net investment income                       $89,168
                                                                  ==============


















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
DECREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                                $249,035
  Net realized gain (loss) on:
   Investments                                                          (19,054)
   Foreign currency transactions                                        180,216
  Change in unrealized depreciation of:
   Investments                                                         (426,837)
   Foreign currency translations                                        (13,915)
                                                                  ______________
    Net decrease in net assets resulting from operations                (30,555)

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                     1,089,997
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         1,059,442
NET ASSETS:

 Beginning of period                                                 10,746,781
                                                                  ______________
 END OF PERIOD (a)                                                  $11,806,223
                                                                  ==============

(a) Including undistributed net investment income                      $338,203
                                                                  ==============


















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment loss                                                 ($145,833)
  Net realized gain (loss) on:
   Investments                                                        2,735,463
   Foreign currency transactions                                           (146)
  Change in unrealized appreciation of:
   Investments                                                          851,565
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations              3,441,049

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  Distributions in excess of net realized loss on investments        (2,298,074)
 FUND SHARE TRANSACTIONS (Note 5)                                    33,123,983
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        34,266,958
NET ASSETS:

 Beginning of period                                                  9,054,622
                                                                  ______________
 END OF PERIOD (a)                                                  $43,321,580
                                                                  ==============

(a) Including undistributed net investment loss                     $        --
                                                                  ==============



















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment loss                                                 ($136,391)
  Net realized gain (loss) on:
   Investments                                                          646,848
   Foreign currency transactions                                           (222)
  Change in unrealized appreciation of:
   Investments                                                        5,468,623
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations              5,978,858

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                    25,678,224
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        31,657,082
NET ASSETS:

 Beginning of period                                                 43,321,580
                                                                  ______________
 END OF PERIOD (a)                                                  $74,978,662
                                                                  ==============

(a) Including undistributed net investment loss                       ($136,391)
                                                                  ==============



















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                                 $18,374
  Net realized gain on:
   Investments                                                        2,825,747
   Foreign currency transactions                                         32,712
  Change in unrealized appreciation of:
   Investments                                                        5,333,270
   Foreign currency translations                                            722
                                                                  ______________
    Net increase in net assets resulting from operations              8,210,825

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (12,458)
  Distributions in excess of net realized gain on investments        (2,117,360)
 FUND SHARE TRANSACTIONS (Note 5)                                    52,912,033
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        58,993,040
NET ASSETS:

 Beginning of period                                                 16,185,802
                                                                  ______________
 END OF PERIOD (a)                                                  $75,178,842
                                                                  ==============

(a) Including undistributed net investment loss                            ($73)
                                                                  ==============



















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                                $178,065
  Net realized gain (loss) on:
   Investments                                                        3,971,491
   Foreign currency transactions                                           (944)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                       10,404,269
   Foreign currency translations                                           (671)
                                                                  ______________
    Net increase in net assets resulting from operations             14,552,210

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                    60,092,363
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        74,644,573
NET ASSETS:

 Beginning of period                                                 75,178,842
                                                                  ______________
 END OF PERIOD (a)                                                 $149,823,415
                                                                  ==============

(a) Including undistributed net investment income                      $177,992
                                                                  ==============



















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                              $1,112,609
  Net realized gain on:
   Investments                                                          694,215
   Foreign currency transactions                                          4,984
  Change in unrealized appreciation of:
   Investments                                                        3,063,457
   Foreign currency translations                                              2
                                                                  ______________
    Net increase in net assets resulting from operations              4,875,267

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (1,110,704)
  Distributions in excess of net realized gain on investments          (500,838)
 FUND SHARE TRANSACTIONS (Note 5)                                    38,535,331
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        41,799,056
NET ASSETS:

 Beginning of period                                                 15,502,907
                                                                  ______________
 END OF PERIOD (a)                                                  $57,301,963
                                                                  ==============

(a) Including undistributed net investment income                        $5,234
                                                                  ==============


















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                              $1,325,494
  Net realized gain (loss) on:
   Investments                                                        1,131,873
   Foreign currency transactions                                         (3,072)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        6,223,990
   Foreign currency translations                                            (29)
                                                                  ______________
    Net increase in net assets resulting from operations              8,678,256

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                    40,229,262
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        48,907,518
NET ASSETS:

 Beginning of period                                                 57,301,963
                                                                  ______________
 END OF PERIOD (a)                                                 $106,209,481
                                                                  ==============

(a) Including undistributed net investment income                    $1,330,728
                                                                  ==============


















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                                $550,836
  Net realized loss on:
   Investments                                                           (2,371)
   Foreign currency transactions                                             --
  Change in unrealized depreciation of:
   Investments                                                             (738)
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations                547,727

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (528,200)
  Distributions in excess of net realized gain on investments           (16,970)
 FUND SHARE TRANSACTIONS (Note 5)                                     8,495,968
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         8,498,525
NET ASSETS:

 Beginning of period                                                  5,990,065
                                                                  ______________
 END OF PERIOD (a)                                                  $14,488,590
                                                                  ==============

(a) Including undistributed net investment income                        $4,488
                                                                  ==============



















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                                $476,125
  Net realized loss on:
   Investments                                                           (6,651)
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                           19,388
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations                488,862

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                     3,009,314
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         3,498,176
NET ASSETS:

 Beginning of period                                                 14,488,590
                                                                  ______________
 END OF PERIOD (a)                                                  $17,986,766
                                                                  ==============

(a) Including undistributed net investment income                      $480,613
                                                                  ==============



















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                  Value + Growth
                                                                   Portfolio *
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment loss                                                  ($76,276)
  Net realized gain on:
   Investments                                                          181,947
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                        1,802,493
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations              1,908,164

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  Distributions in excess of net realized gain on investments          (200,957)
 FUND SHARE TRANSACTIONS (Note 5)                                    18,014,657
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        19,721,864
NET ASSETS:

 Beginning of period                                                         --
                                                                  ______________
 END OF PERIOD (a)                                                  $19,721,864
                                                                  ==============

(a) Including undistributed net investment income                   $        --
                                                                  ==============

* The Value + Growth Portfolio commenced investment operations on April 1, 1996.
















See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                  Value + Growth
                                                                   Portfolio *
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment loss                                                  ($87,637)
  Net realized gain on:
   Investments                                                          288,072
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                        4,515,892
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations              4,716,327

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                    14,506,366
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        19,222,693
NET ASSETS:

 Beginning of period                                                 19,721,864
                                                                  ______________
 END OF PERIOD (a)                                                  $38,944,557
                                                                  ==============

(a) Including undistributed net investment loss                        ($87,637)
                                                                  ==============

* The Value + Growth Portfolio commenced investment operations on April 1, 1996.
















See accompanying notes.
                   EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)

                                                                     Growth &
                                                                      Income
                                                                   Portfolio *
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income                                                 $50,453
  Net realized gain on:
   Investments                                                          528,810
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                        3,593,459
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations              4,172,722

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (50,452)
  Distributions in excess of net realized gain on investments           (52,792)
 FUND SHARE TRANSACTIONS (Note 5)                                    38,331,330
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        42,400,808
NET ASSETS:

 Beginning of period                                                         --
                                                                  ______________
 END OF PERIOD (a)                                                  $42,400,808
                                                                  ==============

(a) Including undistributed net investment income                   $        --
                                                                  ==============

* The Growth & Income Portfolio commenced investment operations on April 1,
  1996.














See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
           For the period ended December 31, 1996 and
           the period ended June 30, 1997 (Unaudited)
                          (Continued)

                                                                     Growth &
                                                                      Income
                                                                   Portfolio *
                                                                  ______________
INCREASE IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED JUNE 30, 1997

  Net investment income                                                $486,735
  Net realized loss on:
   Investments                                                         (190,536)
   Foreign currency transactions                                             --
  Change in unrealized appreciation of:
   Investments                                                        5,689,098
   Foreign currency translations                                             --
                                                                  ______________
    Net increase in net assets resulting from operations              5,985,297

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
 FUND SHARE TRANSACTIONS (Note 5)                                    28,707,479
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        34,692,776
NET ASSETS:

 Beginning of period                                                 42,400,808
                                                                  ______________
 END OF PERIOD (a)                                                  $77,093,584
                                                                  ==============

(a) Including undistributed net investment income                      $486,735
                                                                  ==============

* The Growth & Income Portfolio commenced investment operations on April 1,
  1996.














See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                       Period Ended  Year Ended
                                                          6/30/97     12/31/96
                                                       ____________ ____________
                                                       (Unaudited)
Net asset value, beginning of period                         $1.00        $1.00
                                                       ____________ ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                     0.02         0.05
Net realized and unrealized gain on investments                 --           --
                                                       ____________ ____________
Total from investment operations                              0.02         0.05
                                                       ____________ ____________
LESS DISTRIBUTIONS:
Distributions from net investment income                     (0.02)       (0.05)
Net capital gains distributions                                 --           --
                                                       ____________ ____________
Total distributions                                          (0.02)       (0.05)
                                                       ____________ ____________
Net asset value, end of period                               $1.00        $1.00
                                                       ============ ============
Total Return (2)                                              2.43%        4.84%
                                                       ============ ============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                               $31,400,289  $19,152,332
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                 0.68%        0.68%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                  0.72%        1.11%
Ratio of net investment income to average net
 assets (3)                                                   4.85%        4.76%
Net investment income (without
 reimbursement)(1)(3)                                         $0.02        $0.04

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.

** BEA Associates become the sub-advisor to the Portfolio in April, 1995.
   EISI took over management of the Portfolio in June, 1995.





See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                      Year Ended   Period Ended
                                                       12/31/95      12/31/94*
                                                     _____________ _____________

Net asset value, beginning of period                        $1.00         $1.00
                                                     _____________ _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                    0.05          0.01
Net realized and unrealized gain on investments                --            --
                                                     _____________ _____________
Total from investment operations                             0.05          0.01
                                                     _____________ _____________
LESS DISTRIBUTIONS:
Distributions from net investment income                    (0.05)        (0.01)
Net capital gains distributions                                --            --
                                                     _____________ _____________
Total distributions                                         (0.05)        (0.01)
                                                     _____________ _____________
Net asset value, end of period                              $1.00         $1.00
                                                     ============= =============
Total Return (2)                                             5.19%         1.06%
                                                     ============= =============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                               $5,742,264      $446,684
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                0.72%         0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                 2.59%        23.22%
Ratio of net investment income to average net
 assets (3)                                                  5.11%         4.66%
Net investment income (loss)(without
 reimbursement)(1)(3)                                        $0.04       ($0.03)

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates become the sub-advisor to the Portfolio in April, 1995.
   EISI took over management of the Portfolio in June, 1995.


See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                      MORTGAGE BACKED SECURITIES PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                       Period Ended  Year Ended
                                                          6/30/97     12/31/96
                                                       ____________ ____________
                                                       (Unaudited)
Net asset value, beginning of period                        $10.59       $10.84
                                                       ____________ ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                     0.30         0.58
Net realized and unrealized gain (loss) on investments        0.01        (0.22)
                                                       ____________ ____________
Total from investment operations                              0.31         0.36
                                                       ____________ ____________
LESS DISTRIBUTIONS:
Distributions from net investment income                        --        (0.58)
Net capital gains distributions                                 --        (0.03)
                                                       ____________ ____________
Total distributions                                             --        (0.61)
                                                       ____________ ____________
Net asset value, end of period                              $10.90       $10.59
                                                       ============ ============
Total Return (2)                                              2.88%        3.39%
                                                       ============ ============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                               $13,443,686  $11,137,688
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                 1.25%        1.25%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                  1.58%        1.67%
Ratio of net investment income to average net
 assets (3)                                                   5.98%        5.69%
Net investment income (without
 reimbursement)(1)(3)                                         $0.28        $0.54
Portfolio turnover rate (4)                                     13%          19%

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.


** BEA Associates become the sub-advisor to the Portfolio in April, 1995.
   EISI took over management of the Portfolio in June, 1995.


See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                      MORTGAGE BACKED SECURITIES PORTFOLIO**
     (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                      Year Ended   Period Ended
                                                       12/31/95      12/31/94*
                                                     _____________ _____________

Net asset value, beginning of period                        $9.90        $10.00
                                                     _____________ _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                    0.52          0.15
Net realized and unrealized gain (loss) on investments       1.05         (0.10)
                                                     _____________ _____________
Total from investment operations                             1.57          0.05
                                                     _____________ _____________
LESS DISTRIBUTIONS:
Distributions from net investment income                    (0.52)        (0.15)
Net capital gains distributions                             (0.11)           --
                                                     _____________ _____________
Total distributions                                         (0.63)        (0.15)
                                                     _____________ _____________
Net asset value, end of period                             $10.84         $9.90
                                                     ============= =============
Total Return (2)                                            15.92%         0.50%
                                                     ============= =============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                               $8,655,378    $4,976,609
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                0.90%         0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                 1.99%         2.43%
Ratio of net investment income to average net
 assets (3)                                                  6.26%         6.33%
Net investment income (without
 reimbursement)(1)(3)                                        $0.43         $0.11
Portfolio turnover rate (4)                                    34%           52%

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates become the sub-advisor to the Portfolio in April, 1995.
   EISI took over management of the Portfolio in June, 1995.

See accompanying notes.
                             EQUI-SELECT SERIES TRUST
                               FINANCIAL HIGHLIGHTS
                        INTERNATIONAL FIXED INCOME PORTFOLIO
     (For a share of beneficial interest outstanding throughout each period)

                                                       Period Ended  Year Ended
                                                          6/30/97     12/31/96
                                                       ____________ ____________
                                                       (Unaudited)
Net asset value, beginning of period                        $10.88       $11.09
                                                       ____________ ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                     0.22         0.53
Net realized and unrealized gain (loss) on investments       (0.26)        0.02
                                                       ____________ ____________
Total from investment operations                             (0.04)        0.55
                                                       ____________ ____________
LESS DISTRIBUTIONS:
Distributions from net investment income                        --        (0.58)
Net capital gains distributions                                 --        (0.18)
                                                       ____________ ____________
Total distributions                                             --        (0.76)
                                                       ____________ ____________
Net asset value, end of period                              $10.84       $10.88
                                                       ============ ============
Total Return (2)                                            (0.33)%        5.05%
                                                       ============ ============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                               $11,806,223  $10,746,781
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                 1.60%        1.60%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                  1.86%        1.94%
Ratio of net investment income to average net
 assets (3)                                                   4.43%        4.73%
Net investment income (without
 reimbursement)(1)(3)                                         $0.21        $0.49
Portfolio turnover rate (4)                                     44%         113%

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.






See accompanying notes.
                             EQUI-SELECT SERIES TRUST
                               FINANCIAL HIGHLIGHTS
                        INTERNATIONAL FIXED INCOME PORTFOLIO
      (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                     Year Ended   Period Ended
                                                      12/31/95      12/31/94*
                                                    _____________ _____________

Net asset value, beginning of period                      $10.02        $10.00
                                                    _____________ _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                   0.41          0.15
Net realized and unrealized gain (loss) on investments      1.24         (0.05)
                                                    _____________ _____________
Total from investment operations                            1.65          0.10
                                                    _____________ _____________
LESS DISTRIBUTIONS:
Distributions from net investment income                   (0.47)        (0.08)
Net capital gains distributions                            (0.11)           --
                                                    _____________ _____________
Total distributions                                        (0.58)        (0.08)
                                                    _____________ _____________
Net asset value, end of period                            $11.09        $10.02
                                                    ============= =============
Total Return (2)                                           15.81%         1.01%
                                                    ============= =============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                              $8,556,253    $5,062,830
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                               1.00%         0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                2.13%         2.53%
Ratio of net investment income to average net
 assets (3)                                                 5.94%         5.93%
Net investment income (without
 reimbursement)(1)(3)                                       $0.31         $0.10
Portfolio turnover rate (4)                                   89%            6%

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.


See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                       Period Ended  Year Ended
                                                          6/30/97     12/31/96
                                                       ____________ ____________
                                                       (Unaudited)
Net asset value, beginning of period                        $13.82       $12.08
                                                       ____________ ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)                                      (0.03)       (0.03)
Net realized and unrealized gain on investments               1.22         2.52
                                                       ____________ ____________
Total from investment operations                              1.19         2.49
                                                       ____________ ____________
LESS DISTRIBUTIONS:
Distributions from net investment income                        --           --
Net capital gains distributions                                 --        (0.75)
                                                       ____________ ____________
Total distributions                                             --        (0.75)
                                                       ____________ ____________
Net asset value, end of period                              $15.01       $13.82
                                                       ============ ============
Total Return (2)                                              8.57%       20.68%
                                                       ============ ============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                               $74,978,662  $43,321,580
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                 1.03%        1.35%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                  1.03%        1.35%
Ratio of net investment loss to average
 net assets (3)                                             (0.47)%      (0.63)%
Net investment loss (without
 reimbursement) (1)(3)                                      ($0.03)      ($0.03)
Portfolio turnover rate (4)                                     76%         122%
Average commission rate paid (5)                            $.0437       $.0402

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
     (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                    Year Ended   Period Ended
                                                     12/31/95      12/31/94*
                                                   _____________ ______________
Net asset value, beginning of period                     $10.36         $10.00
                                                   _____________ ______________
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)                                   (0.02)            --
Net realized and unrealized gain on investments            3.07           0.36
                                                   _____________ ______________
Total from investment operations                           3.05           0.36
                                                   _____________ ______________
LESS DISTRIBUTIONS:
Distributions from net investment income                     --             --
Net capital gains distributions                           (1.33)            --
                                                   _____________ ______________
Total distributions                                       (1.33)            --
                                                   _____________ ______________
Net asset value, end of period                           $12.08         $10.36
                                                   ============= ==============
Total Return (2)                                          29.23%          3.59%
                                                   ============= ==============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                             $9,054,622     $1,695,685
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                              1.07%          0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)               2.52%          7.10%
Ratio of net investment income (loss)
 to average net assets (3)                               (0.22)%          0.16%
Net investment income (loss) (without
 reimbursement)(1)(3)                                      $0.10         ($0.12)
Portfolio turnover rate (4)                                 111%             6%
Average commission rate paid (5)                             --             --

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.


See accompanying notes.






















































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                               RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                    Period Ended   Year Ended
                                                       6/30/97      12/31/96
                                                    _____________ ____________
                                                    (Unaudited)
Net asset value, beginning of period                      $15.43       $12.88
                                                    _____________ ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                   0.02           --
Net realized and unrealized gain
 on investments                                             1.95         3.00
                                                    _____________ ____________
Total from investment operations                            1.97         3.00
                                                    _____________ ____________
LESS DISTRIBUTIONS:
Distributions from net investment income                      --         0.00 **
Net capital gains distributions                               --        (0.45)
                                                    _____________ ____________
Total distributions                                           --        (0.45)
                                                    _____________ ____________
Net asset value, end of period                            $17.40       $15.43
                                                    ============= ============
Total Return (2)                                           12.78%       23.37%
                                                    ============= ============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                            $149,823,415  $75,178,842
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                               1.00%        1.31%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                1.00%        1.31%
Ratio of net investment income
 to average net assets (3)                                  0.34%        0.05%
Net investment income (without
 reimbursement) (1)(3)                                      $0.02          --
Portfolio turnover rate (4)                                   44%          68%
Average commission rate paid (5)                          $0.0413      $0.0281

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

** Amount is less than $0.003 per share


See accompanying notes.























































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                               RESEARCH PORTFOLIO
     (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                    Year Ended   Period Ended
                                                     12/31/95      12/31/94*
                                                   _____________ ______________
Net asset value, beginning of period                      $9.59         $10.00
                                                   _____________ ______________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                  0.03           0.09
Net realized and unrealized gain on investments            3.48          (0.41)
                                                   _____________ ______________
Total from investment operations                           3.51          (0.32)
                                                   _____________ ______________
LESS DISTRIBUTIONS:
Distributions from net investment income                  (0.03)         (0.09)
Net capital gains distributions                           (0.19)            --
                                                   _____________ ______________
Total distributions                                       (0.22)         (0.09)
                                                   _____________ ______________
Net asset value, end of period                           $12.88          $9.59
                                                   ============= ==============
Total Return (2)                                          36.58%         (3.22)%
                                                   ============= ==============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                           $16,185,802     $1,626,521
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                              1.12%          0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)               2.48%          7.48%
Ratio of net investment income to average net asset        0.58%          4.65%
Net investment loss (without reimbursement)              ($0.04)        ($0.04)
Portfolio turnover rate (4)                                  83%            85%
Average commission rate paid (5)                             --             --

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment loss per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                     Period Ended   Year Ended
                                                        6/30/97      12/31/96
                                                     _____________ _____________
                                                     (Unaudited)
Net asset value, beginning of period                       $13.15        $11.90
                                                     _____________ _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                    0.18          0.26
Net realized and unrealized gain
 on investments                                              1.28          1.37
                                                     _____________ _____________
Total from investment operations                             1.46          1.63
                                                     _____________ _____________
LESS DISTRIBUTIONS:
Distributions from net investment income                       --         (0.26)
Net capital gains distributions                                --         (0.12)
                                                     _____________ _____________
Total distributions                                            --         (0.38)
                                                     _____________ _____________
Net asset value, end of period                             $14.61        $13.15
                                                     ============= =============
Total Return (2)                                            11.09%        13.70%
                                                     ============= =============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                             $106,209,481   $57,301,963
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                1.00%         1.25%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                 1.00%         1.25%
Ratio of net investment income
 to average net assets (3)                                   3.41%         3.29%
Net investment income (without
 reimbursement)(1)(3)                                        $0.18         $0.26
Portfolio turnover rate (4)                                    51%          131%
Average commission rate paid (5)                           $.0536        $.0510

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             TOTAL RETURN PORTFOLIO
     (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                     Year Ended   Period Ended
                                                      12/31/95      12/31/94*
                                                    _____________ ______________
Net asset value, beginning of period                       $9.76         $10.00
                                                    _____________ ______________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                   0.21           0.09
Net realized and unrealized gain
 (loss) on investments                                      2.19          (0.24)
                                                    _____________ ______________
Total from investment operations                            2.40          (0.15)
                                                    _____________ ______________
LESS DISTRIBUTIONS:
Distributions from net investment income                   (0.21)         (0.09)
Net capital gains distributions                            (0.05)            --
                                                    _____________ ______________
Total distributions                                        (0.26)         (0.09)
                                                    _____________ ______________
Net asset value, end of period                            $11.90          $9.76
                                                    ============= ==============
Total Return (2)                                           24.51%        (1.47)%
                                                    ============= ==============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                             $15,502,907     $1,298,365
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                               1.11%          0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                2.36%          8.31%
Ratio of net investment income
 to average net assets (3)                                  3.88%          4.58%
Net investment income (loss)(without
 reimbursement) (1)(3)                                      $0.14        ($0.06)
Portfolio turnover rate (4)                                   89%            45%
Average commission rate paid (5)                               --             --

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.


See accompanying notes.






















































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                              ADVANTAGE PORTFOLIO**
     (For a share of beneficial interest outstanding throughout each period)

                                                     Period Ended   Year Ended
                                                        6/30/97      12/31/96
                                                     _____________ _____________
                                                     (Unaudited)
Net asset value, beginning of period                       $10.41        $10.18
                                                     _____________ _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                    0.28          0.40
Net realized and unrealized gain on investments              0.02          0.22
                                                     _____________ _____________
Total from investment operations                             0.30          0.62
                                                     _____________ _____________
LESS DISTRIBUTIONS:
Distributions from net investment income                       --         (0.38)
Net capital gains distributions                                --         (0.01)
                                                     _____________ _____________
Total distributions                                            --         (0.39)
                                                     _____________ _____________
Net asset value, end of period                             $10.71        $10.41
                                                     ============= =============
Total Return (2)                                             2.90%         6.06%
                                                     ============= =============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                              $17,986,766   $14,488,590
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                                0.80%         0.80%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                 1.11%         1.55%
Ratio of net investment income to average
 net assets (3)                                              5.65%         5.86%
Net investment income (without
 reimbursement)(1)(3)                                        $0.27         $0.35
Portfolio turnover rate (4)                                    42%           85%

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

** Strong Capital Management, Inc. because the sub-advisor to the Portfolio in October, 1994. EISI took over management of the Portfolio on April 1, 1996.


See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                              ADVANTAGE PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)
                                  (CONTINUED)

                                                     Year Ended   Period Ended
                                                      12/31/95      12/31/94*
                                                    _____________ ______________
Net asset value, beginning of period                       $9.98         $10.00
                                                    _____________ ______________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                   0.71           0.12
Net realized and unrealized gain (loss) on investments      0.20          (0.02)
                                                    _____________ ______________
Total from investment operations                            0.91           0.10
                                                    _____________ ______________
LESS DISTRIBUTIONS:
Distributions from net investment income                   (0.71)         (0.12)
Net capital gains distributions                               --             --
                                                    _____________ ______________
Total distributions                                        (0.71)         (0.12)
                                                    _____________ ______________
Net asset value, end of period                            $10.18          $9.98
                                                    ============= ==============
Total Return (2)                                            9.18%          0.99%
                                                    ============= ==============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                              $5,990,065     $3,449,166
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                               0.77%          0.75%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                2.13%          3.06%
Ratio of net investment income to average
 net assets (3)                                             8.56%          5.32%
Net investment income (without
 reimbursement) (1)(3)                                      $0.60          $0.07
Portfolio turnover rate (4)                                  166%            94%

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** Strong Capital Management, Inc. because the sub-advisor to the Portfolio in October, 1994. EISI took over management of the Portfolio on April 1, 1996.

See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            VALUE + GROWTH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                    Period Ended  Period Ended
                                                       6/30/97      12/31/96*
                                                    _____________ ______________
                                                    (Unaudited)
Net asset value, beginning of period                      $11.43         $10.00
                                                    _____________ ______________
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)                                    (0.03)         (0.04)
Net realized and unrealized gain on investments             1.78           1.59
                                                    _____________ ______________
Total from investment operations                            1.75           1.55
                                                    _____________ ______________
LESS DISTRIBUTIONS:
Distributions from net investment income                      --             --
Net capital gains distributions                               --          (0.12)
                                                    _____________ ______________
Total distributions                                           --          (0.12)
                                                    _____________ ______________
Net asset value, end of period                            $13.18         $11.43
                                                    ============= ==============
Total Return (2)                                           15.31%         15.49%
                                                    ============= ==============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                             $38,944,557    $19,721,864
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                               1.36%          1.70%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                1.36%          1.90%
Ratio of net investment loss to average
 net assets (3)                                           (0.59)%        (0.90)%
Net investment loss (without
 reimbursement)(1)(3)                                     ($0.03)        ($0.05)
Portfolio turnover rate (4)                                  102%           143%
Average commission rate paid                              $.0552         $.0523

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment loss per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.
                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            GROWTH & INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                    Period Ended  Period Ended
                                                       6/30/97      12/31/96*
                                                    _____________ ______________
                                                    (Unaudited)
Net asset value, beginning of period                      $12.59         $10.00
                                                    _____________ ______________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)                                   0.09           0.02
Net realized and unrealized gain on investments             1.07           2.61
                                                    _____________ ______________
Total from investment operations                            1.16           2.63
                                                    _____________ ______________
LESS DISTRIBUTIONS:
Distributions from net investment income                      --          (0.02)
Net capital gains distributions                               --          (0.02)
                                                    _____________ ______________
Total distributions                                           --          (0.04)
                                                    _____________ ______________
Net asset value, end of period                            $13.75         $12.59
                                                    ============= ==============
Total Return (2)                                            9.21%         26.19%
                                                    ============= ==============
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period                             $77,093,584    $42,400,808
Ratio of operating expenses (with reimbursement)
 to average net assets (1)(3)                               1.13%          1.64%
Ratio of operating expenses (without
 reimbursement) to average net assets (1)(3)                1.13%          1.64%
Ratio of net investment loss to average
 net assets (3)                                             1.57%          0.38%
Net investment income (without
 reimbursement)(1)(3)                                       $0.09          $0.02
Portfolio turnover rate (4)                                  110%           115%
Average commission rate paid                              $.0569         $.0551

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.
                           EQUI-SELECT SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)


NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Equitable Investment Services, Inc. ("EISI") which is a wholly-owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, each having differing investment objectives and policies: Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Value + Growth Portfolio and Growth & Income Portfolio (each "Portfolio" or, collectively, "Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios other than the Value + Growth Portfolio and the Growth & Income Portfolio. On March 28, 1996, Equitable Life Insurance Company of
Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for the Value + Growth Portfolio and 1,000 shares for the Growth & Income Portfolio. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. All Portfolios (except the Value + Growth and the Growth
& Income Portfolios) began investment operations on October 4, 1994 and the Value + Growth and the Growth & Income Portfolios began investment operations on April 1, 1996.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as income when the Trust identifies the dividend. Interest income, which includes accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations.
There were no dollar roll commitments outstanding at June 30, 1997.

EXPENSES - Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for federal tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) and certain other amounts during the calendar year, the Portfolios will not be subject to a federal excise tax.


NOTE 3 - AGREEMENTS AND FEES
The Trust has entered into an Investment Advisory Agreement (the "Agreement") with Equitable Investment Services, Inc. ("EISI"), under which EISI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays EISI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                      Advisory Fees
                                                      _________________________
Advantage Portfolio                          0.50%    of first $100 million
                                             0.35%    in excess of $100 million

International Fixed Income Portfolio         0.85%    of first $200 million
                                             0.75%    of next $300 million
                                             0.60%    of next $500 million
                                             0.55%    of next $1 billion
                                             0.40%    in excess of $2 billion

OTC, Research & Total Return                 0.80%    of first $300 million
  Portfolios                                 0.55%    in excess of $300 million

Money Market Portfolio                       0.375%   of first $50 million
                                             0.35%    in excess of $50 million

Mortgage-Backed Securities Portfolio         0.75%    of first $200 million
                                             0.65%    of next $300 million
                                             0.55%    of next $500 million
                                             0.50%    of next $1 billion
                                             0.40%    in excess of $2 billion

Value + Growth Portfolio                     0.95%    of first $500 million
                                             0.75%    in excess of $500 million

Growth & Income Portfolio                    0.95%    of first $200 million
                                             0.75%    in excess of $200 million


EISI has entered into Sub-Advisory Agreements with Credit Suisse Asset Management Limited (formerly CS First Boston Investment Management Ltd.) with respect to the International Fixed Income Portfolio, Massachusetts Financial Services Company with respect to the OTC, Research and Total Return Portfolios and Robertson, Stephens & Company Investment Management, L.P. with respect to the Value + Growth and Growth & Income Portfolios; each of whom, under the supervision of EISI, is responsible for the day-to-day investment management of each of the Portfolios. On April 1, 1996 EISI assumed responsibility for the day-to-day investment management of the Advantage Portfolio from Strong Capital Management. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by EISI, and the Trust does not bear the direct cost of the sub-advisory activities. EISI does not receive sub-advisory fees for the Money Market, Mortgage-Backed Securities and Advantage Portfolios.

NOTE 3 - AGREEMENTS AND FEES (CONTINUED)
EISI has agreed to voluntarily reimburse each Portfolio for all expenses (excluding the advisory fee) that exceed .30% of the average daily net assets for the Money Market and Advantage Portfolios, .50% of the average daily net assets of the Mortgage-Backed Securities Portfolio, .75% of the average daily net assets of the International Fixed Income, and .40% of the average daily net assets of the OTC, Total Return, Research, Value + Growth and Growth & Income Portfolios (changed from .75% of the average daily net assets effective February 3, 1997). This undertaking is subject to termination at any time without notice to shareholders. For the period ended June 30, 1997, EISI had agreed to reimburse the Trust $67,403 for expenses in excess of the voluntary expense limitations, of which $9,734 was owed to the Trust as of June 30, 1997.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.


NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding Money Market Portfolio and all short-term securities for the Trust, for the period ended June 30, 1997, were as follows:

                              Non-U.S.       U.S.       Non-U.S.       U.S.
                             Government   Government   Government   Government
                             Purchases    Purchases      Sales         Sales
                            ____________ ____________ ____________ _____________
Mortgage-Backed Securities  $        --   $2,120,058  $        --    $1,394,563
International Fixed Income    5,852,992      394,813    3,580,687       911,625
OTC                          64,833,664           --   42,247,453            --
Research                    101,029,779    1,071,524   45,197,569            --
Total Return                 43,015,457   22,291,074   16,558,249    18,907,941
Advantage                     7,100,656      802,188    4,762,711       528,499
Value + Growth               44,464,335           --   29,285,281            --
Growth & Income              91,783,367    1,098,450   65,421,934       198,089




















NOTE 4 - INVESTMENT TRANSACTIONS (CONTINUED)
The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 1997 were as follows:

                                                                      Net
                                          Gross        Gross       Unrealized
                           Identified   Unrealized   Unrealized   Appreciation
                              Cost     Appreciation Depreciation (Depreciation)
                           ____________ ____________ ____________ _____________
Money Market                $30,156,142  $        --  $        --  $         --
Mortgage-Backed Securities   13,248,003      200,264       70,869       129,395
International Fixed Income   11,679,293      105,413      254,393      (148,980)
OTC                          68,299,756    9,233,252    2,632,101     6,601,151
Research                    137,176,837   19,155,667    1,732,414    17,423,253
Total Return                 96,793,221   10,638,381      227,808    10,410,573
Advantage                    17,752,694       39,305       20,951        18,354
Value + Growth               32,681,751    6,638,797      320,412     6,318,385
Growth & Income              67,561,056   10,212,486      929,929     9,282,557

NOTE 5 - SHAREHOLDER TRANSACTIONS:
Transactions in shares and dollars were as follows:

                                           Money Market Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                  47,823,732  $47,823,732    43,299,625  $43,299,625
Shares issued to share-
 holders in reinvestment
 of dividends                   693,450      693,450       615,473      615,473
Shares redeemed             (36,266,326) (36,266,326)  (30,505,030) (30,505,030)
                            ____________ ____________  ____________ ____________
Net increase                 12,250,856  $12,250,856    13,410,068  $13,410,068
                            ============ ============  ============ ============















NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                     Mortgage-Backed Securities Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     304,338   $3,246,182       723,505   $7,834,453
Shares issued to share-
 holders in reinvestment
 of dividends                    60,265      635,860        46,370      502,728
Shares redeemed                (182,398)  (1,944,360)     (517,091)  (5,597,343)
                            ____________ ____________  ____________ ____________
Net increase                    182,205   $1,937,682       252,784   $2,739,838
                            ============ ============  ============ ============

                                    International Fixed Income Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     319,073   $3,422,944       451,977   $5,052,351
Shares issued to share-
 holders in reinvestment
 of dividends                    65,017      702,668        39,922      443,273
Shares redeemed                (283,090)  (3,035,615)     (275,956)  (3,081,899)
                            ____________ ____________  ____________ ____________
Net increase                    101,000   $1,089,997       215,943   $2,413,725
                            ============ ============  ============ ============

                                               OTC Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   1,919,224  $26,441,417     2,338,803  $32,591,217
Shares issued to share-
 holders in reinvestment
 of dividends                   159,887    2,207,145        87,570    1,086,357
Shares redeemed                (216,652)  (2,970,338)      (41,713)    (553,591)
                            ____________ ____________  ____________ ____________
Net increase                  1,862,459  $25,678,224     2,384,660  $33,123,983
                            ============ ============  ============ ============

NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                             Research Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   3,953,268  $63,560,223     3,696,388  $54,264,879
Shares issued to share-
 holders in reinvestment
 of dividends                   131,719    2,011,939        29,426      392,354
Shares redeemed                (347,939)  (5,479,799)     (110,466)  (1,745,200)
                            ____________ ____________  ____________ ____________
Net increase                  3,737,048  $60,092,363     3,615,348  $52,912,033
                            ============ ============  ============ ============

                                           Total Return Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   2,842,249  $39,370,963     3,064,004  $38,670,842
Shares issued to share-
 holders in reinvestment
 of dividends                   118,087    1,544,130        33,017      397,108
Shares redeemed                 (48,239)    (685,831)      (41,981)    (532,619)
                            ____________ ____________  ____________ ____________
Net increase                  2,912,097  $40,229,262     3,055,040  $38,535,331
                            ============ ============  ============ ============

                                             Advantage Portfolio
                                  Period Ended                Year Ended
                                  June 30, 1997            December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     623,334   $6,572,741     1,254,663  $13,234,277
Shares issued to share-
 holders in reinvestment
 of dividends                    52,370      545,170        41,159      419,439
Shares redeemed                (388,281)  (4,108,597)     (492,025)  (5,157,748)
                            ____________ ____________  ____________ ____________
Net increase                    287,423   $3,009,314       803,797   $8,495,968
                            ============ ============  ============ ============

NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED):
Transactions in shares and dollars were as follows:

                                           Value + Growth Portfolio
                                  Period Ended             April 1, 1996* to
                                 June 30, 1997             December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   2,066,034  $25,112,210     1,745,712  $18,222,782
Shares issued to share-
 holders in reinvestment
 of dividends                    18,045      200,957            --           --
Shares redeemed                (854,505) (10,806,801)      (20,188)    (208,125)
                            ____________ ____________  ____________ ____________
Net increase                  1,229,574  $14,506,366     1,725,524  $18,014,657
                            ============ ============  ============ ============

                                          Growth & Income Portfolio
                                  Period Ended             April 1, 1996* to
                                 June 30, 1997             December 31, 1996
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   3,049,928  $39,094,549     3,387,238  $38,559,796
Shares issued to share-
 holders in reinvestment
 of dividends                     8,307      103,244            --           --
Shares redeemed                (818,482) (10,490,314)      (18,974)    (228,466)
                            ____________ ____________  ____________ ____________
Net increase                  2,239,753  $28,707,479     3,368,264  $38,331,330
                            ============ ============  ============ ============

*Date of commencement of investment operations.


















NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 1997, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO
____________________________________

                                     U.S. Dollar
                                       Cost on     U.S. Dollar
 Currency   Currency    Settlement   Origination     Current      Unrealized
Purchased     Sold         Date          Date         Value      Depreciation
__________  _________  ____________  ____________  ____________ ______________
DEM         USD         09/15/1997      $621,958      $609,964       ($11,994)
DEM         USD         09/15/1997       320,387       317,902         (2,485)
FRF         USD         07/29/1997       128,331       125,378         (2,953)
JPY         USD         09/16/1997     1,075,513     1,053,255        (22,258)
JPY         USD         09/16/1997       276,518       274,845         (1,673)
                                     ____________  ____________ ______________
                                      $2,422,707    $2,381,344       ($41,363)

                                     U.S. Dollar
                                       Cost on     U.S. Dollar    Unrealized
 Currency   Currency    Settlement   Origination     Current    Appreciation/
   Sold     Purchased      Date          Date         Value     (Depreciation)
__________  _________  ____________  ____________  ____________ ______________
AUD         USD         08/27/1997      $146,734      $142,808         $3,926
CAD         USD         08/27/1997       157,329       155,040          2,289
DKK         USD         09/03/1997       416,462       402,603         13,859
DKK         USD         09/03/1997       126,508       125,293          1,215
GBP         USD         09/24/1997       583,600       592,176         (8,576)
GBP         USD         09/24/1997       337,791       341,503         (3,712)
JPY         USD         09/16/1997       223,369       222,688            681
NLG         USD         08/06/1997       250,344       244,029          6,315
NLG         USD         08/06/1997       138,711       133,844          4,867
NLG         USD         08/06/1997       164,316       162,748          1,568
SEK         USD         09/15/1997       256,120       257,645         (1,525)
SEK         USD         09/15/1997       134,085       133,840            245
                                     ____________  ____________ ______________
                                      $2,935,369    $2,914,217        $21,152

GLOSSARY OF TERMS
_____________________
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - Deutsche Mark
DKK - Danish Kroner
FRF - French Franc
GBP - Great British Pound
JPY - Japanese Yen
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar

NOTE 7 - SUBSEQUENT EVENTS
On July 7, 1997, Equitable of Iowa entered into a definitive agreement and plan of merger under which it will merge with PFHI Holdings, Inc., a Delaware corporation, and will become a wholly owned subsidiary of the ING Groep N.V. a global financial services holding company based in The Netherlands. Total consideration is approximately $2.2 billion in and stock plus the assumption of approximately $400 million in debt. The transaction, which is subject to customary closing conditions and regulatory approvals, is expected to close during the fourth quarter of 1997.










































































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                           EQUI-SELECT SERIES TRUST
                           ________________________

                       TRUSTEES AND EXECUTIVE OFFICERS

   Paul R. Schlaack, Trustee, Principal Executive Officer and President *
                          J. Michael Earley, Trustee
                        R. Barbara Gitenstein, Trustee
                          Stanley B. Seidler, Trustee
          Paul E. Larson, Treasurer and Principal Financial Officer
                          John A. Merriman, Secretary
              David A. Terwilliger, Principal Accounting Officer
                     Kimberly K. Krumviede, Vice President

                             * Interested Trustee
                             ____________________


               Blazzard, Grodd & Hasenauer, P.C., Legal Counsel
           Equitable Investment Services, Inc., Investment Adviser




The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts.















                           EQUI-SELECT SERIES TRUST
                909 LOCUST STREET, DES MOINES, IOWA 50309-2899





























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